As filed with the Securities and Exchange Commission on April 1, 2019

Registration No. ____

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No. ___

[  ] Post-Effective Amendment No. ___

SCM Trust

(Exact Name of Registrant as Specified in Charter)

1050 17th Street Suite 1710, Denver, CO 80265

(Address of Principal Executive Offices)

(800) 955-9988

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:

Stephen Rogers, CEO	Peter H. Schwartz, Esq.
SCM Trust	Davis Graham & Stubbs LLP
1050 17th Street Suite 1710	1550 Seventeenth Street Suite 500
Denver, CO 80265	Denver, CO 80202

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Units of beneficial interest

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on May 1, 2019 pursuant to Rule 488 under the Securities Act of 1933, as amended.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

 INVESTMENT MANAGERS SERIES TRUST II

Cedar Ridge Unconstrained Credit Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

May __, 2019

Dear Shareholder:

We wish to provide you with some important information concerning your investment. A Special Meeting of Shareholders of the Cedar Ridge Unconstrained Credit Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (“IMST II”), has been scheduled for June __, 2019 (the “Special Meeting”) to consider an Agreement and Plan of Reorganization (the “Plan”) by and among IMST II on behalf of the Acquired Fund, SCM Trust on behalf of the Shelton Tactical Credit Fund (the “Acquiring Fund,” and together with the Acquired Fund collectively referred to as the “Funds”), an existing series of SCM Trust, and Shelton Capital Management, the advisor to both the Acquiring Fund and the Acquired Fund, regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

At the Special Meeting shareholders will also be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between IMST II, on behalf of the Acquired Fund, and Shelton Capital Management, under which Shelton Capital Management has been managing the Acquired Fund since January 25, 2019.

On January 25, 2019, CCM Partners, LP, d/b/a Shelton Capital Management acquired substantially all of the assets of Cedar Ridge Partners, LLC (“CRP”), the former advisor to the Acquired Fund (the “Transaction”). Under the Investment Company Act of 1940, as amended, the Transaction resulted in an assignment and termination of the investment advisory agreement between CRP and IMST II, on behalf of the Acquired Fund. In connection with the Transaction and these related events, and after careful consideration, the Board of Trustees (the “IMST II Board”) of Investment Managers Series Trust II, for the reasons discussed in the attached Combined Prospectus/Proxy Statement and based on the recommendations of CRP and Shelton Capital Management, has approved 1) the New Advisory Agreement between IMST II and Shelton Capital Management with respect to the Acquired Fund, pursuant to which Shelton Capital Management became the investment advisor for the Acquired Fund, effective on January 25, 2019, and 2) the Reorganization of the Acquired Fund into the Acquiring Fund.

The Acquiring Fund is advised by Shelton Capital Management and has a similar investment objective, the same principal investment strategies and principal investment risks, and similar investment policies, as the Acquired Fund.

If the Plan is approved by shareholders and other conditions of the Reorganization are satisfied, on June __, 2019, or such other date as IMST II and SCM Trust may mutually agree, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive shares of the class of the Acquiring Fund corresponding to the class of shares of the Acquired Fund owned by such shareholder. The Acquiring Fund shares received by each shareholder of the Acquired Fund will be equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the corresponding class of the Acquired Fund. Shareholders of Investor Class shares of the Acquired Fund will receive Investor Class shares of the Acquiring Fund and shareholders of Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. The Acquired Fund would then be dissolved.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the IMST II Board will consider alternative actions with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund.

The attached Combined Prospectus/Proxy Statement is designed to give you more information about the Reorganization and the New Advisory Agreement. If you have any questions regarding the Reorganization or the New Advisory Agreement, please do not hesitate to call the Acquired Fund at (toll-free): (800) 955-9988. If you were a shareholder of record of the Acquired Fund as of the close of business on April __, 2019, the record date for the Special Meeting, you are entitled to vote on the proposals at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your proxy card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of IMST II at the address noted in the Combined Prospectus/Proxy Statement or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

The IMST II Board believes that the New Advisory Agreement and the Reorganization of the Acquired Fund are in the best interests of the Acquired Fund and recommends that shareholders vote “FOR” each proposal.

Sincerely,

Terrance Gallagher
President
Investment Managers Series Trust II

Investment Managers Series Trust II

Cedar Ridge Unconstrained Credit Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June __, 2019

To the Shareholders of the Cedar Ridge Unconstrained Credit Fund:

NOTICE IS HEREBY GIVEN that the Board of Trustees of Investment Managers Series Trust II (“IMST II”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the Cedar Ridge Unconstrained Credit Fund (the “Acquired Fund”), a series of IMST II, to be held at 11:00 a.m. Pacific time on June __, 2019, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization (the “Plan”) by and among IMST II, on behalf of the Acquired Fund, SCM Trust, on behalf of its series, the Shelton Tactical Credit Fund (the “Acquiring Fund”), and CCM Partners, LP, d/b/a Shelton Capital Management, the advisor to both the Acquiring Fund and the Acquired Fund, providing for: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund in proportion to the shareholders’ respective holdings of shares of the corresponding class of the Acquired Fund (the “Reorganization”).

2.	Approval of a new investment advisory agreement between IMST II, on behalf of the Acquired Fund, and Shelton Capital Management, the investment advisor to the Acquired Fund (the “New Advisory Agreement”).

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Only holders of record of the shares of beneficial interest in the Acquired Fund as of the close of business on April __, 2019, will receive notice of the Special Meeting and will be entitled to vote on the proposal at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve either proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to either proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of IMST II,

Sincerely,

Terrance Gallagher
President
Investment Managers Series Trust II

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June __, 2019, or any adjournment or postponement thereof. This Notice and Combined Prospectus/Proxy Statement are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Combined Prospectus/Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Acquired Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. The following Questions and Answers provide an overview of the key features of the proposals and of the information contained in this Combined Prospectus/Proxy Statement.

Q.	What is this document and why did we send it to you?

A.	The attached document is a Combined Prospectus/Proxy Statement to solicit votes from shareholders of the Cedar Ridge Unconstrained Credit Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (“IMST II”) at the Special Meeting.

This Combined Prospectus/Proxy Statement is being provided to you by IMST II in connection with the solicitation of proxies to vote to approve (1) a plan of reorganization (the “Plan”) among IMST II, on behalf of the Acquired Fund, SCM Trust, on behalf of the Shelton Tactical Credit Fund (the “Acquiring Fund”), and Shelton Capital Management, the advisor to both the Acquiring Fund and the Acquired Fund, and (2) an investment advisory agreement between IMST II, on behalf of the Acquired Fund, and Shelton Capital Management (the “New Advisory Agreement”). The Acquired Fund is a series of IMST II and the Acquiring Fund is a series of the SCM Trust. The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The Funds have similar investment objectives, the same principal investment strategies and principal risks, and similar investment policies. There are some differences, however, and these are described in response to the question “What are the primary differences between the objectives, principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund?” below, and also under “Summary of Investment Objectives, Strategies and Risks” in this Combined Prospectus/Proxy Statement. If approved by shareholders of the Acquired Fund, when the reorganization (the “Reorganization”) is completed, your Investor Class or Institutional Class shares, as the case may be, of the Acquired Fund will be exchanged for Investor Class or Institutional Class shares of the Acquiring Fund, respectively, and the Acquired Fund will be terminated as a series of IMST II. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization, and a more complete description of the Acquiring Fund.

You are receiving this Combined Prospectus/Proxy Statement because you own shares of the Acquired Fund as of April __, 2019.

Q.	Has the IMST II Board approved the Reorganization?

A.	Yes, the IMST II Board has approved the Reorganization. After careful consideration, the IMST II Board, including all of the trustees who are not “interested persons” of IMST II (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Acquired Fund’s shareholders and that the Acquired Fund’s existing shareholders’ interests will not be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	On January 25, 2019, Shelton Capital Management acquired substantially all of the assets of Cedar Ridge Partners, LLC (“CRP”), the former advisor to the Acquired Fund (the “Transaction”). As a result of the Transaction and certain related events, the IMST II Board, for the reasons discussed in this Combined Prospectus/Proxy Statement and based on the recommendations of CRP, approved the New Advisory Agreement between IMST II and Shelton Capital Management with respect to the Acquired Fund, pursuant to which Shelton Capital Management became the investment advisor for the Acquired Fund, effective on January 25, 2019. Shelton Capital Management currently advises 15 mutual funds, including the Acquiring Fund and the Acquired Fund. Four of these funds, including the Acquiring Fund, are series of SCM Trust, a proprietary, branded family of funds exclusively containing funds managed by Shelton Capital Management. In connection with the Transaction and in recommending that the IMST II Board approve the Plan, CRP and Shelton Capital Management indicated to the IMST II Board that they view the reorganization of the Acquired Fund into a similarly managed series of SCM Trust as important to a strategic plan that they believe will result in more customized growth and distribution support, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. In addition, CRP and Shelton Capital Management recommended that the IMST II Board approve the Plan because they believe that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective, and the same principal strategies, as the Acquired Fund, and is managed by an investment team that includes the same individuals that managed the Acquired Fund; and (2) potentially benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund. The Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization.

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Acquired Fund shareholders will become shareholders of the Acquiring Fund, which has a similar investment objective and the same principal investment strategies as the Acquired Fund, as described below. Because Shelton Capital Management already serves as the investment advisor to both the Acquired and Acquiring Fund, and because all of the individuals responsible for the day-to-day management of the Acquired Fund are members of the investment team responsible for the day-to-day management of the Acquiring Fund, there is expected to be significant continuity of management of the Acquired Fund’s investments. Different service providers provide certain other services (i.e., custody, administrative, transfer agent, distribution and other general support services) to the Acquiring Fund. The Acquiring Fund is a series of SCM Trust instead of IMST II, and the Acquiring Fund is therefore overseen by a different board than the Acquired Fund.

With the Reorganization, all of the assets and liabilities of the Acquired Fund will be combined with those of the Acquiring Fund. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Acquired Fund. An account will be created for each shareholder of the Acquired Fund that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares at the time of the Reorganization, subject to the following: the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures (although it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization). The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Investor Class Shares	Investor Class Shares
Institutional Class Shares	Institutional Class Shares

The number of Acquiring Fund shares of each class that a shareholder of the Acquired Fund receives will depend on the relative net asset values per share of the applicable class of each Fund immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares of the Acquiring Fund than the number of shares of the Acquired Fund held by the shareholder. No physical share certificates will be issued to shareholders. Because the Acquiring Fund is an existing fund with existing shareholders, as a result of the Reorganization, an Acquired Fund shareholder will hold a smaller percentage of ownership in the Acquiring Fund than such shareholder held in the Acquired Fund prior to the Reorganization.

Q.	How will management of the Acquiring Fund differ from the management of the Acquired Fund as a result of the Reorganization?

A.	Shelton Capital Management has served as investment advisor to the Acquired Fund since acquiring substantially all of the assets of CRP on January 25, 2019. After the closing of the Transaction, the same investment team that had managed the Acquired Fund since its inception as employees of CRP has continued to manage the Acquired Fund as employees of Shelton Capital Management. Specifically, Alan E. Hart, Guy J. Benstead, Jeffrey A. Rosenkranz, and David S. Falk manage the Acquired Fund. Shelton Capital Management also advises the Acquiring Fund, which is managed by these same individuals as well as Mr. William Mock. Because Shelton Capital Management already serves as the investment advisor to both the Acquired Fund and the Acquiring Fund, and because all of the individuals responsible for the day-to-day management of the Acquired Fund are members of the investment team responsible for the day-to-day management of the Acquiring Fund, there is expected to be significant continuity of management of the Acquired Fund’s investments after the Reorganization.

Shelton Capital Management is an SEC-registered investment advisor established in 1985 that manages both equity and fixed income mutual funds as well as separately managed accounts, and a private fund. As of March 27, 2019, Shelton Capital Management managed approximately $2.1 billion in assets, including 14 mutual funds in two trusts, in addition to the Acquired Fund. Shelton Capital Management currently advises four mutual funds that are each a series of SCM Trust, including the Acquiring Fund.

Q.	What are the primary differences between the objectives, principal investment strategies, principal risks and investment restrictions of the Acquired Fund and the Acquiring Fund?

A.	The investment objectives of the Funds are similar. The investment objective of the Acquiring Fund is to seek current income and capital appreciation, and the investment objective of the Acquired Fund is capital appreciation and income.

The principal investment strategies of the Acquired Fund and the Acquiring Fund are the same. Because the Funds have the same principal investment strategies, they also have the same principal risks.

Taken as a whole, the Funds have similar investment restrictions. The primary difference is that the Acquiring Fund labels its investment restrictions as “non-fundamental,” while the Acquired Fund labels its corresponding investment restrictions as “fundamental.” Under the 1940 Act, a “fundamental” investment restriction is one that cannot be changed without shareholder approval. Although the Acquiring Fund classifies its investment restrictions as “non-fundamental” policies that can be changed by the SCM Trust Board without shareholder approval unless shareholder approval is required under the 1940 Act, under the 1940 Act most of the investment restrictions of the Acquiring Fund in fact cannot be changed without shareholder approval. Therefore, changes to most of the Acquiring Fund’s “non-fundamental” restrictions, like changes to the Acquired Fund’s “fundamental” investment restrictions, would require shareholder approval to be effective.

In addition, the Acquiring Fund has adopted a non-fundamental investment restriction with respect to pledging, mortgaging or hypothecating assets that the Acquired Fund has not adopted. Finally, the Acquired Fund has a non-fundamental investment restriction limiting its investments in illiquid securities. Although the Acquiring Fund does not have a corresponding stated investment restriction, the Acquiring Fund’s policy is to limit its investments in illiquid securities to the same extent as the Acquired Fund, as required under the 1940 Act. After the Reorganization, the combined Fund will follow the investment restrictions of the Acquiring Fund.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	The Reorganization is expected to result in the same net total annual fund operating expenses for shareholders of the Acquired Fund, although the advisory fee and the gross total expenses for the Combined Fund are higher than those of the Acquired Fund.

Under the New Advisory Agreement, the Acquired Fund pays Shelton Capital Management an annual investment advisory fee equal to 1.00% of the Acquired Fund’s average daily net assets, which is equal to the investment advisory fee rate paid to CRP under the Acquired Fund’s previous investment advisory agreement. Under the investment advisory agreement between SCM Trust, on behalf of the Acquiring Fund, and Shelton Capital Management, the Acquiring Fund pays Shelton Capital Management an annual investment advisory fee equal to 1.17% of the Acquiring Fund’s average daily net assets. If the Reorganization is approved, the fee to be paid to Shelton Capital Management for its services to the combined Fund will continue to be 1.17% of average daily net assets. In addition, the Acquiring Fund Investor Class shares are subject to Rule 12b-1 fees for distribution related services of up to 0.25%, while each class of the Acquired Fund shares are subject to a shareholder service fee of up to 0.15%.

Currently, Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Acquiring Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.67% and 1.42% of the Acquiring Fund’s Investor Class and Institutional Class shares, respectively, until May 1, 2020. Similarly, Shelton Capital Management has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of Investor Class and Institutional Class shares of the Acquired Fund, respectively, until February 29, 2020. Although the expense caps currently in place for the Acquiring Fund are higher than those of the Acquired Fund, Shelton Capital Management has agreed to match the Acquired Fund’s expense limitation for the Combined Fund for at least two years from the date of the Reorganization.

In addition, Shelton Capital Management believes that over time combining the assets of the Acquired Fund with the assets of the Acquiring Fund may result in possible operating efficiencies and economies of scale, perhaps further lowering the total annual operating expense ratio as certain fixed fees are spread across a larger asset base.

Q.	Will the Board and Service Providers Change?

A.	IMST II and SCM Trust have different boards of trustees. In addition, the Acquired Fund and Acquiring Fund have different arrangements for custody, administration, fund accounting, transfer agency and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Acquired Fund and Acquiring Fund by the following:

	Acquired Fund	Acquiring Fund
Administrators	Mutual Fund Administration, LLC UMB Fund Services, Inc.	CCM Partners, LP d/b/a Shelton Capital Management
Fund Accounting	UMB Fund Services, Inc.	Ultimus Fund Solutions
Distributor	IMST Distributors, LLC	RFS Partners, LP
Transfer Agent	UMB Fund Services, Inc.	Ultimus Fund Solutions
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP
Custodian	UMB Bank, NA	U.S. Bank, NA

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about June __, 2019, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?

A.	The Acquiring Fund will bear the first $75,000 of costs relating to the Transaction and the Reorganization, including the costs relating to the Special Meeting and the Combined Prospectus/Proxy Statement. Costs over $75,000 will be borne by Shelton Capital Management.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	The Reorganization is intended to qualify as a reorganization for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the Acquiring Fund receive an opinion of counsel to the Acquiring Fund to that effect. Assuming the Reorganization so qualifies, Acquired Fund shareholders should not recognize any gain or loss on their exchanges of shares of the Acquired Fund for shares of the Acquiring Fund. Shareholders of the Acquired Fund may receive a special dividend prior to the closing of the Reorganization, and any such special dividend is generally expected to be taxable. Prior to the Reorganization, each Fund may sell portfolio securities as part of its normal investment decision making process and to meet redemption requests. Any income or gain recognized in connection with such sales of portfolio securities will generally need to be distributed, and such distributions will generally be taxable to the shareholders of the applicable Fund.

Q.	Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. If the Reorganization is approved by the shareholders of the Acquired Fund, Investor Class or Institutional Class Acquired Fund shares that are held by each shareholder as of June __, 2019, will be exchanged for a number of full and fractional shares of the corresponding class of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of the Acquired Fund shares held by such shareholder.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission, redemption fee or other similar fee in connection with the Reorganization. Further, the holding periods for redemption fees on the shares of the Acquiring Fund will be calculated to include the original purchase dates of those shares from the Acquired Fund for former Acquired Fund shareholders.

Q.	What will happen if shareholders do not approve the Reorganization?

A.	If shareholders do not vote to approve the Reorganization, the Reorganization will not occur, and the IMST II Board will consider alternative courses of action, including potentially approving the liquidation of the Acquired Fund.

Q.	Why am I being asked to approve an investment advisory agreement with Shelton Capital Management?

A.	The closing of the Transaction involving CRP and Shelton Capital Management resulted as a matter of law in an assignment and termination of the previous investment advisory between IMST II and CRP, with respect to the Acquired Fund. The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided that: the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement; compensation earned under the new agreement will be escrowed until shareholders approve the new agreement; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the new agreement. In order to continue the current advisory arrangement between the closing of the Transaction and the closing of the Reorganization with minimal effect, the Board has approved, and recommends that you approve, the New Advisory Agreement between Shelton Capital Management and IMST II, with respect to the Acquired Fund. If the New Advisory Agreement is not approved, the IMST II Board will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another advisor, or liquidation of the Fund.

Q.	How does the New Advisory Agreement differ from the previous advisory agreement with CRP?

A.	The terms of the New Advisory Agreement, including fees payable, are the same as those of the previous advisory agreement with CRP except that, as required under the 1940 Act, the New Advisory Agreement will terminate with respect to the Acquired Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Acquired Fund (provided, however, that the term of the New Advisory Agreement may be extended without shareholder approval if permitted by regulatory or other action by the SEC or its staff), and compensation earned under the New Advisory Agreement will be escrowed until shareholders approve the New Advisory Agreement.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact either the Acquired Fund or the Acquiring Fund (toll-free) at 1 (800) 955-9988, or at www.sheltoncap.com.

Q.	How do I cast my vote?

A.	You may vote by attending the Special Meeting in-person. You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Q.	May I revoke my proxy?

A.	Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Combined Prospectus/Proxy Statement. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q.	What does the Board of Trustees recommend?

A.	After careful consideration and upon the recommendation of CRP and Shelton Capital Management, the IMST II Board has approved the Reorganization and the New Advisory Agreement, and has authorized the solicitation of proxies “FOR” approval of each proposal.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Investment Managers Series Trust II in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

•	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

•	ABC Corp.	ABC Corp.

•	ABC Corp.	John Doe, Treasurer

•	ABC Corp	John Doe
c/o John Doe, Treasurer

•	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

•	ABC Trust	Jane B. Doe, Trustee

•	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts

•	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA

•	Estate of John B. Smith	John B. Smith, Jr. Executor

COMBINED PROSPECTUS/PROXY STATEMENT

RELATING TO THE ACQUISITION OF ASSETS OF THE

Cedar Ridge Unconstrained Credit Fund

a series of Investment Managers Series Trust II

235 West Galena Street

Milwaukee, Wisconsin 53212

BY AND IN EXCHANGE FOR

Investor Class And institutional class SHARES OF THE

Shelton Tactical Credit Fund

a series of SCM Trust

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

1- (800) 955-9988

May __, 2019

This Combined Prospectus/Proxy Statement is being furnished to shareholders of the Cedar Ridge Unconstrained Credit Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (“IMST II”), in connection with the solicitation of proxies by the Board of Trustees of IMST II (the “IMST II Board”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 on June __, 2019, at 11:00 a.m. Pacific Time. At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization (the “Plan”) by and among IMST II, on behalf of the Acquired Fund, SCM Trust, on behalf of its series, the Shelton Tactical Credit Fund (the “Acquiring Fund”), and CCM Partners, LP, d/b/a Shelton Capital Management, the advisor to both the Acquiring Fund and the Acquired Fund, providing for: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund in proportion to the shareholders’ respective holdings of shares of the corresponding class of the Acquired Fund (the “Reorganization”).

2.	Approval of a new investment advisory agreement between IMST II, on behalf of the Acquired Fund, and Shelton Capital Management, the investment advisor to the Acquired Fund (the “New Advisory Agreement”).

Each Fund’s Board believes that the Reorganization is in the best interests of the respective Fund, and that the interests of the respective Fund’s shareholders will not be diluted as a result of the Reorganization. In addition, the IMST II Board believes that the New Advisory Agreement is in the best interests of the Acquired Fund and recommends that shareholders of the Acquired Fund vote FOR each proposal.

For U.S. federal income tax purposes, the Reorganization is intended to qualify as a “reorganization” for the Funds and their shareholders and is not expected to result in the recognition of taxable gain by shareholders of the Acquired Fund.

The Funds have similar investment objectives, the same principal investment strategies and principal risks, and similar investment policies. There are some differences, however, and these are described under “Summary of Investment Objectives, Strategies and Risks” in this Prospectus/Proxy Statement.

This Combined Prospectus/Proxy Statement sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before investing and should be read and retained by investors for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Prospectus/Proxy Statement by reference:

•	Reorganization-Related Document: the Statement of Additional Information relating to the Reorganization dated the same date as this Combined Prospectus/Proxy Statement (the “Merger SAI”), filed on April __, 2019;

•	Acquired Fund Documents: the Prospectus and Statement of Additional Information of the Acquired Fund dated March 1, 2019, filed on February 28, 2019 (File Nos. 333-191476; 811-22894)( SEC Accession No. 0001398344-19-003502) and the Annual Report of the Acquired Fund dated October 31, 2018, filed on January 9, 2019 (File Nos. 333 -191476; 811-22894) (SEC Accession No. 0001398344-19-000402); and

•	Acquiring Fund Documents: the Prospectus and Statement of Additional Information of the Acquiring Fund dated May 1, 2018, as supplemented, filed on April 30, 2018 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-18-006368), and the Annual Report of the Acquiring Fund dated December 31, 2018, filed March 8, 2019 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-19-004409).

Copies of these documents are available without charge and can be obtained for the Acquired Fund by writing to IMST II at P.O. Box 2175, Milwaukee, WI 53201 or calling (toll-free) 1-(855)-550-5090, and for the Acquiring Fund by writing to the Acquiring Fund c/o Shelton Capital Management, 1875 Lawrence Street, Suite 300, Denver, CO 80202-1805 or by calling (toll free) 1-(800) 955-9988.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

A.	Overview	2
B.	Summary Comparison of Funds and Principal Risks	5
C.	Comparison Fee Table and Example; Portfolio Turnover	27
D.	Comparison of Performance	30
E.	Key Information About the Reorganization	33
	Description of the Shares to be Issued	34
	Board Considerations	34
	Federal Income Tax Consequences	36
	Comparison of Forms of Organization and Shareholder Rights	39
	Comparison of Valuation Procedures	40
	Capitalization	42
	Investment Advisers	42
	Control Persons and Principal Holders of Securities	44
	Miscellaneous Information.	51
	Financial Highlights	52
APPENDIX A		57

I.	PROPOSAL 1 – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A.	Overview

On January 25, 2019, CCM Partners, LP, d/b/a Shelton Capital Management, acquired substantially all of the assets of Cedar Ridge Partners, LLC (“CRP”), the former advisor to the Acquired Fund (the “Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in an assignment and termination of the investment advisory agreement between CRP and IMST II, on behalf of the Acquired Fund. In connection with the Transaction and these related events, and after careful consideration, at a meeting held on January 24, 2019, the IMST II Board, including all of the trustees who are not “interested persons” of IMST II, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), for the reasons discussed later in this Combined Prospectus/Proxy Statement, approved the New Advisory Agreement, pursuant to which Shelton Capital Management became the investment advisor for the Acquired Fund, effective on January 25, 2019. In addition, at separate meetings held on February 28, 2019, and March 26, 2019, the IMST II Board, including the Independent Trustees, considered an Agreement and Plan of Reorganization (the “Plan”) and approved the Plan by written consent on March 28, 2019, a copy of which is attached to this Combined Prospectus/Proxy Statement as Appendix A. Under the Plan, subject to satisfaction of certain closing conditions described below (the “Closing Conditions”), the Acquired Fund will transfer all of its assets to the Shelton Tactical Credit Fund, an existing series of SCM Trust (the “Acquiring Fund”) in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the transfer by the Acquiring Fund to the Acquired Fund the number of Investor Class and the number of Institutional Class shares of the Acquiring Fund having an aggregate net asset value to the aggregate net asset value of the Investor Class and Institutional Class shares of the Acquired Fund, respectively, outstanding immediately after the close of business (4:00 p.m. Eastern Time) on June __, 2019, or such other date as IMST II and SCM Trust may mutually agree (the “Closing Date”), subject to the following: the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures (although it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization). This will be followed by a distribution by the Acquired Fund to its shareholders of the shares of each class of the Acquiring Fund so that each Acquired Fund shareholder will receive Investor Class or Institutional Class shares of the Acquiring Fund equivalent in value to the Acquired Fund Investor Class or Institutional Class shares, respectively, held by such shareholder as of the Closing Date, or such other date as IMST II and SCM Trust may mutually agree (the “Effective Time”). The Acquired Fund will then be liquidated and terminated as a series of IMST II and the Acquiring Fund will continue as the surviving fund (the transactions described in this paragraph are collectively referred to as the “Reorganization”). The Board of Trustees of SCM Trust (the “SCM Trust Board,” together with the IMST II Board, the “Boards”), on behalf of the Acquiring Fund, separately approved the Plan at a meeting held on February 13-14, 2019.

As set forth in the Plan, the Reorganization is subject to certain normal and customary closing conditions as described therein. Failure of any of the Closing Conditions may result in the Reorganization not being completed. Such Closing Conditions include that the Acquired Fund and the Acquiring Fund receive an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); the Acquiring Fund’s filing on Form N-14 including this Combined Prospectus/Proxy Statement will have been declared effective; all service provider certifications and other certifications as required by the Plan will be executed and delivered; and the requisite shareholder approval will be obtained and other conditions outlined in the Plan will be satisfied.

The Acquiring Fund will be responsible for the first $75,000 of costs of the Reorganization regardless of whether the Reorganization occurs. Shelton Capital Management will be responsible for any such costs in excess of $75,000. The expenses associated with the Reorganization include costs of printing, costs of mailing the Combined Prospectus/Proxy Statement, the costs of holding the Special Meeting, EDGAR filing fees and legal expenses.

Shelton Capital Management has served as investment advisor to the Acquired Fund since acquiring all of the assets of CRP on January 25, 2019. After the closing of the Transaction, the same investment team that had managed the Acquired Fund since its inception as employees of CRP has continued to manage the Acquired Fund as employees of Shelton Capital Management. Specifically, Alan E. Hart, Guy J. Benstead, Jeffrey A. Rosenkranz, and David S. Falk manage the Acquired Fund. Shelton Capital Management also advises the Acquiring Fund, which is managed by these same individuals as well as William Mock. Because Shelton Capital Management serves as the investment advisor to both the Acquired and Acquiring Fund, and because all of the individuals responsible for the day-to-day management of the Acquired Fund are members of the investment team responsible for the day-to-day management of the Acquiring Fund, there is expected to be significant continuity of management of the Acquired Fund’s investments. Shelton Capital Management is an SEC-registered investment advisor established in 1985 that manages both equity and fixed income mutual funds as well as separately managed accounts, and a private fund. As of March 27, 2019, Shelton Capital Management managed approximately $2.1 billion in assets, including 14 mutual funds in two trusts, plus the Acquired Fund.

Shelton Capital Management currently advises 15 mutual funds, including the Acquiring Fund and the Acquired Fund. Four of these funds, including the Acquiring Fund, are series of SCM Trust, a proprietary, branded family of funds exclusively containing funds managed by Shelton Capital Management. In connection with the Transaction and in recommending the IMST II Board approve the Plan, CRP and Shelton Capital Management indicated to the IMST II Board that they view the reorganization of the Acquired Fund into a similarly managed series of SCM Trust as important to a strategic plan that they believe will result in more customized growth and distribution support, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. In addition, CRP and Shelton Capital Management recommended that the IMST II Board approve the Plan because they believe that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective, and the same principal strategies, as the Acquired Fund, that is managed by an investment team that includes the same individuals that managed the Acquired Fund; and (2) potentially benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund. In a mutual fund combination transaction like the Reorganization, the potential for achieving economies of scale results from the greater asset size of the combined Fund. Each Fund bears certain fixed costs that will be spread out over a larger asset base in the combined Fund, therefore reducing the impact on the Funds and potentially reducing the combined Fund’s expense ratio. Each Board has determined that the interests of existing shareholders of its respective Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

The principal investment strategies of the Acquired Fund and the Acquiring Fund are the same. In seeking its objective, under normal circumstances each Fund invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in various credit-related instruments. “Credit-related instruments” are debt securities, instruments and obligations of U.S. and non-U.S. governments, non-governmental and corporate entities and issuers, and include (i) debt issued by or on behalf of states, territories, and possessions of the United States, (ii) U.S. and non-U.S. corporate bonds, notes and other debentures, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) sovereign debt, including emerging markets debt (v) zero coupon securities, (vi) collateralized debt and loan obligations, (vii) senior secured floating rate and fixed rate loans or debt, (viii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and (ix) derivatives with similar economic characteristics. Each Fund may invest up to 100% of its net assets in any one of the categories of instruments included in the preceding sentence. Each Fund may invest its total assets, including borrowings for investment purposes and proceeds from short selling, if any, without restriction in debt securities of any maturity and credit quality, including securities that are rated at the time of investment below investment grade (that is, securities rated below the Baa3/BBB- categories by nationally recognized securities rating organizations or, if unrated, determined to be of comparable quality by Shelton Capital” or the “Advisor”)), commonly referred to as “junk bonds.” Each Fund is managed as a total return fund, employing a “credit long/short” investment strategy. Shelton Capital Management makes assessments across the fixed income markets that include analyses of asset classes, economic sectors, individual credits, and security selection in order to identify undervalued securities and overlooked market opportunities, as well as to attempt to take advantage of certain arbitrage opportunities. Each Fund’s short positions may equal up to 100% of the Fund’s net asset value. Each Fund may take short positions in U.S. Treasuries, treasury futures, corporate bonds, credit default and/or interest rate swaps, exchange-traded funds (“ETFs”), non-U.S. bonds, equities and equity-related instruments, and options. Each Fund’s investment strategy involves active and frequent trading. Each Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. Each Fund may use ETFs and derivatives, such as options, futures contracts, forward currency contracts and swap agreements (including, but not limited to, interest rate swaps, credit default swaps and total return swaps), both for hedging purposes and to seek investment returns consistent with the Fund’s investment objective.

Because the Funds have the same principal investment strategies, they also have the same principal risks. These risks include: Asset Segregation Risk, Borrowing Risk, Collateralized Debt Obligations Risk, Credit Risk, Currency Risk, Cybersecurity Risk, Derivatives Risk, Emerging Market Risk, ETF Risk, Extension Risk, Fixed Income Securities Risk, Foreign Investment Risk, Foreign Sovereign Risk, High Yield (“Junk”) Bond Risk, Interest Rate Risk, Leveraging Risk, Liquidity Risk, Management and Strategy Risk, Market Risk, Municipal Bond Risk, Prepayment or Call Risk, Puerto Rico Debt Risk, and Short Sales Risk.

Taken as a whole, the Funds have similar investment restrictions. The primary difference is that the Acquiring Fund labels its investment restrictions as “non-fundamental,” while the Acquired Fund labels its corresponding investment restrictions as “fundamental.” Under the 1940 Act, a “fundamental” investment restriction is one that cannot be changed without shareholder approval. Although the Acquiring Fund classifies its investment restrictions as “non-fundamental” policies that can be changed by the SCM Trust Board without shareholder approval unless shareholder approval is required under the 1940 Act, under the 1940 Act most of the investment restrictions of the Acquiring Fund in fact cannot be changed without shareholder approval. Therefore, changes to most of the Acquiring Fund’s “non-fundamental” restrictions, like changes to the Acquired Fund’s “fundamental” investment restrictions, would require shareholder approval to be effective. In addition, the Acquiring Fund has adopted a non-fundamental investment restriction with respect to pledging, mortgaging or hypothecating assets that the Acquired Fund has not adopted. Finally, the Acquired Fund has a non-fundamental investment restriction limiting its investments in illiquid securities. Although the Acquiring Fund does not have a corresponding stated investment restriction, the Acquiring Fund’s policy is to limit its investments in illiquid securities to the same extent as the Acquired Fund, as required under the 1940 Act. After the Reorganization, the combined Fund will follow the investment restrictions of the Acquiring Fund.

The IMST II Board, including a majority of the Independent Trustees, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the IMST II Board considered, among other things: (1) the Reorganization was recommended by CRP as the former investment advisor to the Acquired Fund and by Shelton Capital Management as the investment advisor to the Acquired Fund, and CRP’s and Shelton Capital Management’s belief that the reorganization of the Acquired Fund into a similarly managed series of a proprietary, branded family of funds exclusively containing funds managed by Shelton Capital Management will result in more customized growth and distribution support, thereby resulting in the potential for increased assets and decreased operating expenses over the long term; (2) the Reorganization would provide Acquired Fund shareholders the opportunity to continue to invest in a mutual fund with similar investment objectives, the same principal investment strategies and principal investment risks, and similar investment policies as the Acquired Fund; (3) all of the individuals responsible for the day-to-day management of the Acquired Fund are members of the investment team responsible for the day-to-day management of the Acquiring Fund, and, therefore, there is expected to be significant continuity of management of the Acquired Fund’s investments; (4) the qualifications of the investment and operational personnel for the Acquiring Fund and the management of the Acquiring Fund, and the fact that Shelton Capital Management has a larger staff of experienced investment and operational professionals and investment management resources than CRP, which may benefit the Acquired Fund’s shareholders within Shelton Capital Management’s affiliated fund family structure; (5) the Acquiring Fund’s performance over various periods; (6) that the Acquired Fund is expected to be the accounting and performance record survivor; (7) although the advisory fee for the combined Fund is higher than that of the Acquired Fund, Shelton Capital Management has agreed to match the Acquired Fund’s expense limitations (subject to certain exceptions) for the combined Fund for at least two years from the date of the Reorganization; (8) the Reorganization will not result in the dilution of shareholders’ interests; (9) the Acquiring Fund will bear the first $75,000 of costs of the Reorganization, and Shelton Capital Management will bear any such costs in excess of $75,000; (10) Shelton Capital Management had indicated that it would resign as investment advisor to the Acquired Fund if the Reorganization were not effected, and that if that were to occur, the Board may have to liquidate the Acquired Fund, which could cause the shareholders of the Acquired Fund to realize unanticipated tax consequences; (11) Shelton Capital Management is subject to certain potential conflicts of interests in recommending the Reorganization; in this respect, the IMST II Board noted that (i) an affiliated broker-dealer of Shelton Capital Management, RFS Partners, LP is the principal underwriter and distributor of SCM Trust, (ii) Shelton Capital Management also serves as the Administrator of SCM Trust and receives fees for serving in this capacity, and (iii) Shelton Capital Management receives a higher advisory fee from the Acquiring Fund than from the Acquired Fund; (12) the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (13) the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and (14) shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. As of December 31, 2018, IMST II consisted of multiple portfolios representing approximately $1.4 billion in assets. SCM Trust is a multiple series trust that, as of March 20, 2019, along with Shelton Funds trust, offers 14 mutual funds managed by Shelton Capital Management representing approximately $1.5 billion in assets. Shelton also manages approximately $638 million of separate account assets as of March 27, 2018. The Acquired Fund and Acquiring Fund have different boards of trustees and different arrangements for custody, administration, fund accounting, transfer agency and distribution services.

B.	Summary Comparison of Funds and Principal Risks

Investment Objectives. The investment objectives of the Funds are similar. The investment objective of the Acquiring Fund is to seek current income and capital appreciation, and the investment objective of the Acquired Fund is capital appreciation and income.

Principal Investment Strategies. Each Fund seeks to achieve its investment objective by using the principal investment strategies discussed below, which are the same for the two Funds.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in various credit-related instruments. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

The Fund is managed as a total return fund that invests primarily in a portfolio of credit-related instruments, including, but not limited to, U.S. and non-U.S. corporate bonds, notes and other debentures, municipal bonds, U.S. Treasury and Agency securities, sovereign debt, emerging markets debt, zero coupon securities, collateralized debt and loan obligations, senior secured floating rate and fixed rate loans or debt, subordinated or unsecured floating rate and fixed rate loans or debt. The Fund may also invest in derivatives both for hedging purposes and in an attempt to achieve investment returns consistent with the Fund’s investment objectives. These instruments include options, futures contracts, forward currency contracts, swap agreements (including, but not limited to, interest rate swaps, credit default swaps and total return swaps) and similar instruments.

In pursuing the Fund’s investment objective, the advisor employs a “credit long/short” investment strategy. The advisor makes assessments across the fixed income markets, including analyses of asset classes, economic sectors, individual credits, and security selection in order to identify undervalued securities and overlooked market opportunities, as well as to attempt to take advantage of certain arbitrage opportunities. The Fund’s short positions may equal up to 100% of the Fund’s net asset value, and it is possible that at certain times, the Fund could be approximately 100% short. The Fund may take short positions in U.S. Treasuries, treasury futures, corporate bonds, credit default and/or interest rate swaps, ETFs, non-U.S. bonds, equities and equity-related instruments, and options. The advisor seeks to hedge the portfolio’s credit and interest rate risks by holding both long and short positions, as well as by engaging in certain hedging strategies that may include the use of interest rate swaps, credit default swaps, total return swaps, ETFs, futures and options. The Fund’s investment strategy involves active and frequent trading.

The Fund may invest in debt securities of any maturity and credit quality, including high yield bonds. The Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. The Fund may also invest without limit in municipal bonds, including federally tax-exempt municipal bonds.

The advisor’s decision-making process can be best described as a top-down analysis of fundamental trends affecting the macro-economic environment and projecting the impacts on the resulting interest-rate and business-cycles. The advisor selects asset classes within the fixed-income universe that the advisor deems to be attractive, sectors, industries and ultimately specific credits which the advisor favors for potential long exposures, and ones it does not favor for potential short exposures. The advisor then analyzes specific securities with a bottom-up approach to determine the best, most opportunistic way to express these credit opinions within the Fund’s total return objective. The advisor accesses information directly from a variety of sources, including but not limited to, the SEC’s EDGAR system, Municipal Securities Rulemaking Board (“MSRB”) filed documents available on its website or Bloomberg L.P., independent third-party research, and published reports by sell side research teams. In addition, the advisor also utilizes various other public sources of industry and market information, such as Bloomberg L.P., Dow Jones, Thomson Financial, Reuters, Federal Reserve Bank of New York, and the major credit rating agencies including Moody’s, S&P, and Fitch.

The advisor continuously focuses on both the primary new issue and secondary markets to identify both buy and sell opportunities. Transaction decisions are based on ongoing review of factors and data affecting the overall economy and general markets as well as the Fund’s investments in specific asset classes at the time. Investment decisions may be based on, among other things, credit opinions, identification of relative value opportunities, portfolio diversification objectives, observed market activities and valuations, and specific performance of individual securities and their contribution to the overall construction and performance of the portfolio.

When the advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Investment Risks. Because the Funds have the same principal investment strategies, they also have the same principal risks. These risks include: Asset Segregation Risk, Borrowing Risk, Collateralized Debt Obligations Risk, Credit Risk, Currency Risk, Cybersecurity Risk, Derivatives Risk, Emerging Market Risk, ETF Risk, Extension Risk, Fixed Income Securities Risk, Foreign Investment Risk, Foreign Sovereign Risk, High Yield (“Junk”) Bond Risk, Interest Rate Risk, Leveraging Risk, Liquidity Risk, Management and Strategy Risk, Market Risk, Municipal Bond Risk, Prepayment or Call Risk, Puerto Rico Debt Risk, and Short Sales Risk. These risks are summarized in the following table.

Asset Segregation Risk	As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.
Borrowing Risk	Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Collateralized Debt Obligations Risk	Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
Credit Risk	If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Currency Risk	The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Cybersecurity Risk	Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.
Derivatives Risk	Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.
Emerging Markets Risk	Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.
ETF Risk	Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. 4 Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Extension Risk	If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Fixed Income Securities Risks	The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter term and higher rated securities.
Foreign Investment Risk	The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.
Foreign Sovereign Risk	Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.
High Yield (“Junk”) Bond Risk	High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.
Interest Rate Risk	Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.
Leveraging Risk	Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk	The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.
Management and Strategy Risk	The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.
Market Risk	The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Municipal Bond Risk	Interest rates on tax-exempt municipal bonds are generally lower than taxable bonds, and the return on investment in the Fund may be lower than an investment in another fund that does not invest in tax-exempt municipal obligations. Changes or proposed changes in federal tax laws could impact the value of the debt securities of municipal issuers that the Fund may purchase. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and its shareholders. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or credit enhancement providers for municipal issuers, regulatory and political developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. Financial difficulties impacting certain municipal issuers could result in an increasing number of defaults on obligations by municipal issuers.
Prepayment or Call Risk	Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.
Puerto Rico Debt Risk	As a result of the Fund’s investment in Puerto Rico municipal securities, the Fund will be exposed to negative political, economic and statutory developments affecting the Commonwealth of Puerto Rico. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico's municipal issuers, are likely to affect the value of such investments. Puerto Rico's operating budget has been structurally unbalanced for the past decades and the government has relied on deficit financing for annual operations. Certain issuers of Puerto Rico municipal securities have failed to make payments on obligations that have come due, and additional missed payments and defaults may occur in the future. As a result of the defaults and challenging economic environment, credit rating firms have downgraded certain securities issued by Puerto Rico and its agencies to below investment grade. In May 2017, Puerto Rico filed for Title III (bankruptcy) under the Puerto Rico Oversight, Management, and Economic Stability Act, which provides Puerto Rico with a path for restructuring its debt following a process based on the U.S. Bankruptcy Code. The 6 outcome of this debt restructuring and any potential future restructuring is uncertain. Puerto Rico's continued financial difficulties, which were compounded by the damage caused by Hurricane Maria in September 2017, could reduce its ability to access financial markets, potentially increasing the likelihood of further restructuring or additional defaults for Puerto Rico municipal securities, which may affect the Fund's investments and its performance.

Short Sales Risk	In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Comparison of Distribution and Purchase and Redemption Procedures

IMST Distributors, LLC (“IMSTD”) is the distributor (also known as the principal underwriter) of the shares of the Acquired Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. IMSTD is a registered broker-dealer and is a member of FINRA.

RFS Partners, LP, located at 1875 Lawrence Street, Suite 300, Denver, CO 80202-1805, serves as the principal underwriter and distributor for the shares of the Acquiring Fund pursuant to an underwriting agreement with the SCM Trust. RFS Partners, LP is registered as a broker-dealer and is a member of FINRA.

A comparison of the Funds’ distribution and purchase and redemption policies and procedures is set forth in the following table.

	Acquired Fund	Acquiring Fund
Distribution and Service Plan (Rule 12b-1)	IMST II, on behalf of the Acquired Fund, has adopted a plan pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Acquired Fund to pay distribution fees for the sale and distribution of its Investor Class shares and shareholder liaison service fees in connection with the provision of personal services to shareholders of Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. Since these fees are paid out of the Acquired Fund’s assets attributable to the Acquired Fund’s Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Acquired Fund associated with that class of shares.	SCM Trust has adopted a Share Marketing Plan (the “12b-1 Plan”) with respect to the Investor Class pursuant to Rule 12b-1 under the Investment Company Act. Under the 12b-1 Plan, the Acquiring Fund pays distribution fees to the Fund’s distributor at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to its Investor Class shares, to reimburse the distributor for its expenses in connection with the promotion and distribution of the Investor Class shares. The 12b-1 Plan provides that the Acquiring Fund’s distributor may use the distribution fees received from the Investor Class shares of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. respect to marketing and promotional activities that the Trust may, from time to time, deem advisable. Because distribution (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

Shareholder Service Fee	The Acquired Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Investor Class and Institutional Class shares to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Acquired Fund on behalf of shareholders, forwarding communications from the Acquired Fund, providing sub-accounting with respect to Fund shares, and other similar services.	The Trust has adopted a Shareholder Services Plan (the “Services Plan”) with respect to Investor Class shares. Shelton Capital Management serves as the service provider under the Services Plan and, as such, receives any fees paid by the Acquiring Fund pursuant to the Services Plan. Under the Services Plan, the covered shares of the Fund will pay a continuing service fee to Shelton Capital Management, the Fund’s distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of the Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.
Purchasing Information	Shares of the Acquired Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquired Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. From time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Acquired Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquired Fund shares purchased by trustees of IMST II and current or retired directors and employees of Shelton Capital Management and its affiliates.	How to Buy Shares – Initial Purchase. Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Ultimus Fund Solutions, at the address indicated below. Please note the minimum initial investments previously listed. SCM Trust C/O Ultimus Fund Solutions 17605 Wright Street Omaha, NE 68130 You may also forward your check (and application, for new accounts) to the Fund’s offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Fund’s offices. The Fund’s office is located at the following address: SCM Trust 1875 Lawrence Street, Suite 300, Denver, CO 80202-1805. You also may buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Ultimus Fund Solutions, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details.

Purchasing by Exchange. You may purchase shares in the Fund by exchanging shares from an account in one of our other Funds, including other mutual funds managed by Shelton Capital Management which are not described in this Prospectus. Please see our website, call the number above, or consult your financial adviser or broker for more information. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Mountain Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a capital gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good order (as described below), generally at the normally scheduled close of trading on the NYSE, typically 4 p.m. Eastern Time.

Wiring Instructions and Use of Checks. For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form as described below. Please note the Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

Purchasing Additional Shares. Make your check payable to the Fund in which you are investing, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan. Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days’ written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Fund and obtaining a paper form. The share prices of the Fund are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any Fund for a period of time and to reject any specific purchase order in whole or in part. The Fund does not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

Minimum Investments

Minimum Investments To Open Your Account:

Investor Class:

Direct Regular Accounts $2,500

Direct Retirement Accounts $500

Automatic Investment Plan $2,500

Gift Account For Minors $2,500

Institutional Class:

Direct Regular Accounts $1,000,000

Direct Retirement Accounts $1,000,000

Automatic Investment Plan $1,000,000

Gift Account For Minors $1,000,000

Minimum Investments To Add to Your Account: $100 for all shares and all accounts.

The minimum initial investment in Investor Class shares is $500 for accounts with an Automatic Investment Plan and $1,000 for all other accounts, with a minimum subsequent investment of $500 for accounts with an Automatic Investment Plan and $1,000 for all other accounts.

The minimum initial investment in Institutional Class shares is $500,000 for all accounts, with a minimum subsequent investment of $1,500 for accounts with an Automatic Investment Plan and $2,500 for all other accounts.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund shall be waived with respect to the Acquired Fund shareholders’ initial receipt of Acquiring Fund shares as part of the Reorganization.

Share Purchases	The offering price of each class of the Acquired Fund's shares is the net asset value per share (“NAV”) of that class. The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Investor Class Shares. The Acquired Fund’s NAVs are calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Acquired Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Acquired Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Acquired Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Acquired Fund does not value its shares, which may significantly affect the Acquired Fund's NAVs on days when you are not able to buy or sell Acquired Fund shares.	The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. ET, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.
Redemption Information	Shares of the Acquired Fund are redeemed at a price equal to the NAV next determined after the redemption request is accepted in good order by the Acquired Fund.	You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4 PM Eastern Time) after the Fund’s agent has received your redemption request in good order.

The Acquired Fund generally pays sale (redemption) proceeds in cash. The Acquired Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. The Fund uses these methods during both normal and stressed market conditions. The Acquired Fund has reserved the right to redeem shares “in-kind” under certain circumstances. The Acquired Fund does impose a redemption fee as described below.

The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, a Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues. Redemption Methods Available: Generally, a Fund expects to pay redemption proceeds in cash. To do so, a Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING: • To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares. • To modify or terminate the exchange privilege on 60 days’ written notice. • To refuse any purchase or exchange purchase order. • To change or waive a Fund’s minimum investment amount. • To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC. • To withdraw or suspend any part of the offering made by this Prospectus. • To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Purchasing Shares by Exchange	Not applicable	You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.
Limitations on Purchase

The Acquired Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Acquired Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

In order to make your order effective, we must have your order in good form as described below. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING: • To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares. • To modify or terminate the exchange privilege on 60 days written notice. • To refuse any purchase or exchange purchase order. • To change or waive a Fund’s minimum investment amount. • To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC. • To withdraw or suspend any part of the offering made by this Prospectus. • To automatically redeem your shares if you fail to provide all required enrollment information and documentation.
Execution of Requests	The Acquired Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by IMST II. In unusual circumstances, the Acquired Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.	The Acquiring Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by SCM Trust. In unusual circumstances, the Acquiring Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.
Frequent Trading/Redemption Fees

The IMST II Board has adopted policies and procedures with respect to frequent purchases and redemptions of Acquired Fund shares by Acquired Fund shareholders. IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Acquired Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities in the Acquired Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Acquired Fund, if that shareholder has engaged in four or more “round trips” in the Acquired Fund during a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST II makes efforts to identify and restrict frequent trading, IMST II receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST II seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that IMST II believes is consistent with the interests of Acquired Fund shareholders.

IMST II may monitor trades in Acquired Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, IMST II believes that a shareholder of the Acquired Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder?s accounts. In making such judgments, IMST II seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that IMST II?s efforts will identify all trades or trading practices that may be considered abusive.

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds seek to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Funds’ frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund has certain rights listed and detailed later in this prospectus. The application of the Funds’ excessive trading policies involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading. The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Dividends and Distributions	The Acquired Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. The Acquired Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.	Dividends. Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns. All SCM Trust Funds distribute substantially all of their dividends quarterly with the exception of Shelton International Select Equity which distributes annually. Shareholders of record on the second to last business day of the quarter will receive the dividends. Shareholders of record on the second to last business day of the month will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of 30 each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

All dividends and distributions will be reinvested in Acquired Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Acquired Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

Shareholders will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Acquired Fund, whether paid in cash or reinvested in additional shares. If you sell Acquired Fund shares, it is generally considered a taxable event. If you exchange shares of the Acquired Fund for shares of another fund, the exchange will be treated as a sale of the Acquired Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Acquired Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Acquired Fund shares.

Since the Acquired Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

Taxation of Fund Distributions. For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from a Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at favorable rates so long as certain holding period and other requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, or from transactions in so-called “section 1256 contracts,” which may generate both short-term and long-term capital gains distributions. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. A Fund may realize ordinary income from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources. The term “Section 1256 contract” refers to regulated future contracts, foreign currency contracts, non-equity options, debt options, dealer equity options, and certain other options. Distributions of a Fund’s earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. A dividend or distribution made shortly after a shareholder purchases shares of a Fund will be taxable even though such distribution is in effect a return of capital. An investor can avoid this result by investing after a Fund has paid a dividend.

Shareholders may want to avoid buying shares of the Acquired Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Acquired Fund and net gain from redemptions of Acquired Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Acquired Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Acquired Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Acquired Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Acquired Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Acquired Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Taxes. This discussion only addresses the U.S. federal income tax consequences of an investment in a Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents; (ii) U.S. corporations; (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in a Fund. Each Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a “regulated investment company” (RIC) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct. Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Acquired Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

Additional Compensation to Financial Intermediaries

Shelton Capital Management may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Shelton Capital Management, out of its own resources, and without additional cost to the Acquired Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquired Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Shelton Capital Management may pay cash compensation for inclusion of the Acquired Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquired Fund’s shareholders. Shelton Capital Management may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Shelton Capital Management, Ultimus Fund Solutions, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers. Shelton Capital Management, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Comparison of Investment Restrictions and Limitations. Taken as a whole, the Funds have similar investment restrictions. The primary difference is that the Acquiring Fund labels its investment restrictions as “non-fundamental,” while the Acquired Fund labels its corresponding investment restrictions as “fundamental.” Under the 1940 Act, a “fundamental” investment restriction is one that cannot be changed without shareholder approval. Although the Acquiring Fund classifies its investment restrictions as “non-fundamental” policies that can be changed by the SCM Trust Board without shareholder approval unless shareholder approval is required under the 1940 Act, under the 1940 Act most of the investment restrictions of the Acquiring Fund in fact cannot be changed without shareholder approval. Therefore, changes to most of the Acquiring Fund’s “non-fundamental” restrictions, like changes to the Acquired Fund’s “fundamental” investment restrictions, would require shareholder approval to be effective. In addition, the Acquiring Fund has adopted a non-fundamental investment restriction with respect to pledging, mortgaging or hypothecating assets that the Acquired Fund has not adopted. Finally, the Acquired Fund has adopted a non-fundamental investment restriction limiting its investments in illiquid securities. Although the Acquiring Fund does not have a corresponding stated investment restriction, the Acquiring Fund’s policy is to limit its investments in illiquid securities to the same extent as the Acquired Fund, as required under the 1940 Act. Set forth below is a summary of these restrictions. After the Reorganization, the combined Fund will follow the investment restrictions of the Acquiring Fund.

Acquired Fund	Acquiring Fund
Fundamental Investment Restrictions

The Acquired Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Acquired Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Acquired Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Acquired Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Acquired Fund. The Acquired Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Acquired Fund may not:

1.    Issue senior securities, borrow money or pledge its assets, except that (i) the Acquired Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Acquired Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.    Act as underwriter, except to the extent the Acquired Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

The Trust has adopted the following restrictions as additional fundamental policies of its Funds, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. The Acquiring Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Acquiring Fund: None.

3.    Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

4.    Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Acquired Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

5.    Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Acquired Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Acquired Fund’s net assets; or

6.    Purchase or sell commodities or commodity futures contracts (although the Acquired Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

In addition, the Acquired Fund’s classification as a diversified fund may only be changed with the approval of the Acquired Fund’s shareholders.

Non-fundamental Investment Restrictions

The Acquired Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Acquired Fund may not:

1.     Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

The following lists the non-fundamental investment restrictions applicable to the Acquiring Fund. These restrictions can be changed by the SCM Trust Board without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder, but the change will only be effective after notice is given to shareholders of the Acquiring Fund.

The Acquiring Fund may not:

1. Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations.

2. Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.

3. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

4. Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations).

5. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.

6. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts.

7. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

8. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

C.	Comparison Fee Table and Example; Portfolio Turnover

Fee Table. The management fee, shareholder fees (fees paid directly from your investment) and annual fund operating expenses (expenses that are deducted from fund assets) of each Fund are described in the table below, and, as shown, the net annual fund operating expenses of the Combined Fund (after waivers) are expected to be the same as the current net annual fund operating expenses (after waivers) for the Acquired Fund.

The following table shows the comparative fees and expenses of the Acquired Fund and the Acquiring Fund for the 12-month period ended December 31, 2018. The Acquiring Fund’s investment strategy changed on March 1, 2019. Prior to that date the Acquiring Fund employed a similar, but not the same, strategy focused on credit investing. The fee information below reflects the Acquiring Fund’s use of its prior strategy. The table also reflects the pro forma fees for the combined Acquiring Fund after giving effect to the Reorganization as if the Reorganization had occurred on December 31, 2018 (adjusted for current fees). Pro forma expense levels should not be considered an actual representation of future expenses or performance. Pro forma levels project anticipated expense levels but actual expenses may be greater or less than those shown.

	Cedar Ridge Unconstrained Credit Fund Acquired Fund– Investor Class (Current)	Shelton Tactical Credit Fund Acquiring Fund – Investor Class (Current)	Shelton Tactical Credit Fund Acquiring Fund – Investor Class (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)
Wire Fee	$20	None	None
Overnight check delivery fee	$25	None	None
Retirement account fees (annual maintenance fee)	$15	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.17%	1.17%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	4.18%	0.47%	3.92%
Dividend and interest expense on short sales	3.56%	N/A	3.56%
Shareholder service fee	0.10%	N/A	N/A
All other expenses	0.52%	0.47%	0.36%
Acquired Fund Fees and Expenses	0.02%	0.00%	0.00%
Total annual fund operating expenses	5.45%	1.89%	5.34%
Less: Fee waivers and/or expense reimbursements	(0.23)%(1)	(0.22)%(2)	(0.14)%(3)
Total net annual fund operating expenses (after waivers/reimbursements)	5.22%	1.67%	5.20%

(1)	Shelton Capital Management has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the Acquired Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the IMST II’s Board of Trustees. The Acquired Fund’s advisor is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
(2)	Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Acquiring Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.67% of the average daily net assets of Investor Class shares of the Acquiring Fund until May 1, 2020. This agreement may only be terminated with the approval of the Board of Trustees of the Acquiring Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Acquiring Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Acquiring Fund’s Board of Trustees.
(3)	After consummation of the Reorganization, Shelton Capital Management will contractually agree to match the Acquired Fund’s expense limitation for the combined Acquiring Fund. In particular, Shelton Capital Management will contractually agree to waive its fees and/or pay for operating expenses of the combined Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, certain compliance costs, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the combined Acquiring Fund (the “Combined Acquiring Fund Reimbursement”). This agreement is in effect until two years after the Reorganization, and it may be terminated before that date only by the SCM Trust’s Board of Trustees. Under the expense limitation agreement in respect of the Acquired Fund and its advisor (Shelton Capital Management or CRP), the Acquired Fund’s advisor was permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment (the “Acquired Fund Reimbursement”). Under the terms of the Reorganization, the Acquired Fund Reimbursement obligation continues with the Combined Fund. In the case of both the Combined Acquiring Fund Reimbursement and the Acquired Fund Reimbursement, any reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Any such reimbursement is subject to the review and approval of the Combined Fund’s Board of Trustees.

	Cedar Ridge Unconstrained Credit Fund Acquired Fund – Institutional Class (Current)	Shelton Tactical Credit Fund Acquiring Fund – Institutional Class (Current)	Shelton Tactical Credit Fund Acquiring Fund – Institutional Class (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)
Wire Fee	$20	None	None
Overnight check delivery fee	$25	None	None
Retirement account fees (annual maintenance fee)	$15	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.17%	1.17%
Distribution and/or service (12b-1) fees	None	None	None
Other expenses	4.18%	0.47%	3.92%
Dividend and interest expense on short sales	3.56%	N/A	3.56%
Shareholder service fee	0.10%	N/A	N/A
All other expenses	0.52%	0.47%	0.36%
Acquired Fund Fees and Expenses	0.02%	0.00%	0.00%
Total annual fund operating expenses	5.20%	1.64%	5.09%
Less: Fee waivers and/or expense reimbursements	(0.23)%(1)	(0.22)%(2)	(0.14)%(3)
Total net annual fund operating expenses (after waivers/reimbursements)	4.97%	1.42%	4.95%

(1)	Shelton Capital Management advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.39% of the average daily net assets of Institutional Class shares of the Acquired Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the IMST II’s Board of Trustees. The Acquired Fund’s advisor is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
(2)	Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Acquiring Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.42% of the average daily net assets of Institutional Class shares of the Acquiring Fund until May 1, 2020. This agreement may only be terminated with the approval of the Board of Trustees of the Acquiring Fund. Shelton Capital Management may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Acquiring Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Acquiring Fund’s Board of Trustees.
(3)	After consummation of the Reorganization, Shelton Capital Management will contractually agree to match the Acquired Fund’s expense limitation for the combined Acquiring Fund. In particular, Shelton Capital Management will contractually agree to waive its fees and/or pay for operating expenses of the combined Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, certain compliance costs, and extraordinary expenses such as litigation expenses) do not exceed 1.39% of the average daily net assets of Institutional Class shares of the combined Acquiring Fund (the “Combined Acquiring Fund Reimbursement”). This agreement is in effect until two years after the Reorganization, and it may be terminated before that date only by the SCM Trust’s Board of Trustees. Under the expense limitation agreement in respect of the Acquired fund and its advisor (Shelton Capital Management or CRP), the Acquired Fund’s advisor was permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment (the “Acquired Fund Reimbursement”). Under the terms of the Reorganization, the Acquired Fund Reimbursement obligation continues with the Combined Fund. In the case of both the Combined Acquiring Fund Reimbursement and the Acquired Fund Reimbursement, any reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Any such reimbursement is subject to the review and approval of the Combined Fund’s Board of Trustees.

Expense Example

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, including with respect to the fee waiver/expense reimbursement arrangements discussed in the table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Acquired Fund	Investor Class	$521	$1,604	$2,677	$5,318
Acquiring Fund	Investor Class	$170	$573	$1,001	$2,194
Acquiring Fund Pro Forma Combined	Investor Class	$519	$1,569	$2,625	$5,235

Acquired Fund	Institutional Class	$497	$1,535	$2,569	$5,137
Acquiring Fund	Institutional Class	$145	$496	$871	$1,925
Acquiring Fund Pro Forma Combined	Institutional Class	$495	$1,500	$2,517	$5,052

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year (ended October 31, 2018, for the Acquired Fund and December 31, 2018, for the Acquiring Fund), each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Acquired Fund	63%
Acquiring Fund	518%

D.	Comparison of Performance

Acquired Fund

Annual total returns for the Institutional Class shares of the Acquired Fund as of December 31, 2018, were as follows for each year shown.

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year and by showing how the average annual total returns of the Acquired Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquired Fund’s website, www.sheltoncap.com, or by calling the Acquired Fund at 1-(800) 955-9988. The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future.

During the period of time shown in the bar chart, the Acquiring Fund’s highest quarterly return was 10.13% for the quarter ended 3/31/2014. The worst performance was (3.49)% for the quarter ended 6/30/2015.

The year-to-date return as of March 31, 2019 was [____]%.

The table below shows the average annual total return of the Acquired Fund as of December 31, 2018, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2018

	One Year	Five Years	Since Inception (12/12/2013)
Institutional Class Shares
Return Before Taxes	2.53%	4.12%	3.96%
Return After Taxes on Distributions	2.53%	3.58%	3.42%
Return After Taxes on Distributions and Sale of Fund Shares	2.70%	3.36%	3.22%
Investor Class Shares
Return Before Taxes	2.26%	3.88%	3.72%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	2.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Acquiring Fund

Annual total returns for the Institutional Class shares of the Acquiring Fund as of December 31, 2018, were as follows for each year shown. The Acquiring Fund’s investment strategy changed on March 1, 2019. Prior to that date the Acquiring Fund employed a similar, but not the same, strategy focused on credit investing. The performance results below reflect the performance of the Acquiring Fund’s use of its prior strategy.

The bar chart and table below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year and by showing how the average annual total returns of the Acquiring Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquiring Fund’s website, www.nsinvestfunds.com, or by calling the Acquiring Fund at 1-(800) 955-9988. The Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future.

During the period of time shown in the bar chart, the Acquiring Fund’s highest quarterly return was 3.20% for the quarter ended 6/30/2015. The worst performance was (6.90)% for the quarter ended 12/31/2018.

The year-to-date return as of March 31, 2019 was X.XX% for Institutional Class and X.XX% Investor Class.

The table below shows the average annual return of the Acquiring Fund as of December 31, 2018, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2018

	One Year	Since Inception (12/15/2014)
Institutional Class Shares
Return Before Taxes	(1.39)%	4.67%
Return After Taxes on Distributions	(3.87)%	2.76%
Return After Taxes on Distributions and Sale of Fund Shares	(1.22)%	2.91%
Investor Class Shares

Return Before Taxes	2.53%	4.40%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	6.98%

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Acquiring Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Please remember that past performance (both before and after taxes) is no guarantee of the results the Funds may achieve in the future. Future returns may be higher or lower than the returns achieved in the past.

E.	Key Information About the Reorganization

The following is a summary of key information concerning the proposed Reorganization. Please also refer to the Plan, which is attached to this Combined Prospectus/Proxy Statement as Appendix A and which includes more detailed information about the Reorganization.

Description of the Agreement and Plan of Reorganization. At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. Shareholders of the Acquired Fund will receive Investor Class or Institutional Class shares of the Acquiring Fund corresponding to the share class they own in the Acquired Fund. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of Investor Class and Institutional Class shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the Investor Class and Institutional Class shares of the Acquiring Fund received in exchange for the Acquired Fund’s Investor Class and Institutional Class shares, respectively, to its shareholders in proportion, on a class-by-class basis, to the relative net asset value of their holdings of the corresponding class of shares of the Acquired Fund, by instructing SCM Trust’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

In the Reorganization, the value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets as of the Closing using the Acquiring Fund’s valuation procedures, and as set forth in the Acquiring Fund’s then-current Prospectus and SAI, or such other valuation procedures as shall be mutually agreed upon by the Funds (the “Valuation Procedures”). At the time of the Reorganization, the NAV of the Acquired Fund shares shall be computed as of the Closing in accordance with the Valuation Procedures. Although there may be differences in the valuation procedures for the Acquired Fund and the Acquiring Fund, the Funds have agreed in the Plan to work together to eliminate any material differences prior to the Reorganization.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of Investor Class or Institutional Class shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the corresponding class of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to SCM Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on June __, 2019, or such other date agreed to by IMST II and SCM Trust.

The Acquiring Fund will pay the first $75,000 of costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Combined Prospectus/Proxy Statement, and the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Shelton Capital Management will bear costs relating to the proposed Reorganization which are in excess of $75,000. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the IMST II Board or the SCM Trust Board if, among other reasons, the IMST II Board or the SCM Trust Board determines that the Reorganization is not in the best interest of its shareholders.

Description of the Shares to be Issued. Full and fractional Investor Class and Institutional Class shares of the Acquiring Fund will be issued to shareholders of the Acquired Fund in exchange for their corresponding class of Acquired Fund shares, in accordance with the procedures under the Plan as described above. The Declaration of Trust of SCM Trust permits the SCM Trust Board to issue an unlimited number of shares of beneficial interest of each series within SCM Trust with no par value per share. The Acquired Fund is a series of IMST II which, as of the Closing Date, will consist of Investor Class and Institutional Class shares. There are no material differences between the Investor Class and Institutional Class shares of the Acquired Fund and the Investor Class and Institutional Class shares of the Acquiring Fund, except that the Acquiring Fund Investor Class shares are subject to a Rule 12b-1 fees of up to 0.25%, while each class of the Acquired Fund shares are subject to a shareholder service fee of up to 0.15%. Each share of beneficial interest of each Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares of either Fund do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as either the SCM Trust Board or the IMST II Board may determine with respect to its respective Fund. Shares of either Fund do not have cumulative voting rights and therefore holders of at least 50% of a Fund’s shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees. The Board of either SCM Trust or IMST II (each a “Trust” and collectively, the “Trusts”) may classify or reclassify any unissued shares of these respective Trusts into shares of any series within the applicable Trust by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of applicable securities laws. Shareholders of each Fund vote as a fund to change, among other things, a fundamental policy of such Fund and to approve the Fund’s investment management contracts. Like the Acquired Fund, the Acquiring Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the SCM Trust Board, it is necessary or desirable to submit matters for a shareholder vote.

Board Considerations. At the IMST II Board meetings held on January 24, 2019, February 19, 2019, and March 26, 2019, CRP, the Acquired Fund’s former investment advisor, and Shelton Capital Management, the Acquired Fund’s investment advisor, recommended that the IMST II Board approve the Reorganization.  In particular, CRP and Shelton Capital Management indicated to the IMST II Board that they view the reorganization of the Acquired Fund into a similarly managed series of SCM Trust as important to a strategic plan that they believe will result in more customized growth and distribution support, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. In addition, CRP and Shelton Capital Management recommended that the IMST II Board approve the Plan because they believe that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective, and the same principal strategies, as the Acquired Fund, and that is managed by an investment team that includes the same individuals that managed the Acquired Fund; and (2) potentially benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund. At the February 19, 2019, and March 26, 2019, meetings, the IMST II Trustees reviewed detailed information regarding the proposed Reorganization from the point of view of the interests of the Acquired Fund and its shareholders. Prior to the February, 19, 2019, meeting one of the IMST II Trustees also participated in a conference call with a trustee of SCM Trust; and the Chief Compliance Officer of IMST II reviewed the compliance manuals of SCM Trust and Shelton Capital Management.

In recommending the proposed Reorganization, the IMST II Trustees (with the advice and assistance of independent counsel) considered, among other things:

•	the terms of the Plan, including that the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•	that Shelton Capital Management does not believe there is a strategic benefit to managing two funds with the same strategy and, therefore, if the Acquired Fund is not reorganized into the Acquiring Fund, Shelton Capital Management intended to resign as the Acquired Fund’s investment advisor and would recommend the liquidation of the Acquired Fund, and that if the Acquired Fund were liquidated the shareholders of the Acquired Fund could realize unanticipated tax consequences;

•	that the Reorganization would provide Acquired Fund shareholders the opportunity to continue to invest in a mutual fund with similar investment objectives, the same principal investment strategies and principal investment risks, and similar investment policies as the Acquired Fund;

•	the qualifications of the investment and operational personnel for the Acquiring Fund and the management of the Acquiring Fund, and the fact that Shelton Capital Management has a larger staff of experienced investment and operational professionals and investment management resources than CRP, which may benefit the Acquired Fund’s shareholders within Shelton Capital Management’s affiliated fund family structure;

•	that, because Shelton Capital Management is currently the investment advisor to both the Acquired and Acquiring Fund, and because all of the individuals responsible for the day-to-day management of the Acquired Fund are members of the investment team responsible for the day-to-day management of the Acquiring Fund, there is expected to be significant continuity of management of the Acquired Fund’s investments;

•	the Acquiring Fund’s performance over various periods;

•	that the Acquired Fund is expected to be the accounting and performance record survivor;

•	that Shelton Capital Management is an experienced provider of investment advisory services to institutional and retail investors, with approximately $2.1 billion in assets under management;

•	Shelton Capital Management’s commitment to compliance and risk management;

•	that although the current advisory fee for the combined Fund is higher than that of the Acquired Fund, Shelton Capital Management has agreed to match the Acquired Fund’s expense limitations (subject to certain exceptions) for the combined Fund for at least two years from the date of the Reorganization;

•	that the Reorganization will not result in the dilution of shareholders’ interests;

•	that the Acquiring Fund will bear the first $75,000 of costs of the Reorganization, and Shelton Capital Management will bear the costs of the Reorganization which exceed $75,000;

•	that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;

•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and

•	that Shelton Capital Management is subject to certain potential conflicts of interests in recommending the Reorganization; in this respect, the IMST II Board noted that (i) an affiliated broker-dealer of Shelton Capital Management, RFS Partners, LP is the principal underwriter and distributor of SCM Trust, (ii) Shelton Capital Management also serves as the Administrator of SCM Trust and receives fees for serving in this capacity, and (iii) Shelton Capital Management receives a higher advisory fee from the Acquiring Fund than from the Acquired Fund.

After consideration of these and other factors it deemed appropriate, the IMST II Board determined that the Reorganization as proposed by CRP and Shelton Capital Management is in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The IMST II Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, approved the Reorganization of the Acquired Fund, subject to approval by its shareholders, and recommended that the shareholders of the Acquired Fund vote in favor of the Reorganization by approving the Plan. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what alternative steps to take, including potentially approving the liquidation of the Acquired Fund.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” for an investment advisor or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). No such compensation arrangements are contemplated and Shelton Capital Management is not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The SCM Trust Board will satisfy this condition at the time of the Reorganization and intends to continue to satisfy this condition for three years following the closings of the Reorganization.

Federal Income Tax Consequences. The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, and possible changes in tax law.

It is a condition to the closing of the Reorganization that the Acquired Fund and the Acquiring Fund receive an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Davis Graham & Stubbs LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Davis Graham & Stubbs LLP will also rely upon certain representations of the management of each Fund and upon customary assumptions, including, among other things, that the Reorganization will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Reorganization does not qualify as a reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that is otherwise subject to federal income tax would recognize taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

As a condition to closing the Reorganization Davis Graham & Stubbs LLP will render an opinion substantially to the effect that:

•	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or the distribution of the shares of the Acquiring Fund to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) the transfer of any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•	the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, except that the Acquiring Fund’s tax basis will be increased by any gain recognized by the Acquired Fund in the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets was held by the Acquired Fund, except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period;

•	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•	no gain or loss will be recognized by shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares by such shareholders;

•	the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund shares exchanged were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization; and

•	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The Acquiring Fund intends to continue to be treated as a regulated investment company as defined in Section 851 of the Code.

Prior to the Closing Date, the Acquired Fund may declare to its shareholders one or more distributions consisting of investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets on or prior to the Closing Date, for the avoidance of doubt, after reduction for any available capital loss carryforwards, recognized in periods up to and including the Closing Date. Any such distribution generally would be taxable to shareholders that are subject to tax. The Acquired Fund may also declare to its shareholders one or more distributions consisting of the excess of its tax-exempt interest income over deductions allocable to such income, which distributions are generally expected to be reported as exempt-interest dividends.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Tax Capital Loss Carryforwards.

Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses to offset its capital gains recognized in future years. Presently, the net capital loss carryforwards of the Acquired Fund and the Acquiring Fund from their prior taxable years can be summarized as follows:

Fund	Capital Loss Carryforward
Acquiring Fund	$[ ]
Acquired Fund	$[ ]

For the period ending on the Closing Date, each Fund may have net realized capital gains or losses, and as of the Closing Date, a Fund may also have net unrealized capital gains or losses.

The Reorganization may result in a number of additional limitations on the combined Fund’s ability to use realized and unrealized losses of the combining Funds. The discussion below describes the limitations that may apply based on the Funds’ tax attributes and relative net asset values as of December 31, 2018. Since the Reorganization is not expected to close until June [ ], 2019, the net current-year realized capital gains and losses and net unrealized capital gains and losses, and the effect of the limitations described herein may change significantly between now and the completion of the Reorganization. Further, the ability of your Fund and the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

First, in the tax year of the combined Fund in which the Reorganization occurs, the combined Fund will be able to use carryforwards of your Fund’s capital losses (including from your Fund’s short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined Fund’s capital gains for such tax year, based on the number of days remaining in the combined Fund’s tax year after the Closing Date.

Second, the Reorganization may result in limitations on the combined Fund’s ability to use loss carryforwards of the Acquiring Fund, a portion of losses recognized by the Acquiring Fund in the taxable year in which the Reorganization occurs, and, in certain cases, a net unrealized loss inherent in the assets of the Acquiring Fund at the time of the Reorganization. This limitation will apply if the Acquiring Fund’s shareholders own less than 50% of the combined Fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitations may be carried forward, subject to the generally applicable limitations on the carryforward of losses. The aggregate annual limitation described in this paragraph for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. This limitation may be prorated in the taxable year in which the applicable Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Third, if the Acquired Fund or the Acquiring Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. This limitation will generally apply if the Acquiring Fund’s or the Acquired Fund’s unrealized capital gains as of the date of the Reorganization are greater than $10,000,000 or 15% of the fair market value of its assets as of the Closing Date.

Fourth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined Fund, rather than only the shareholders of the combining Fund that incurred the loss. Even if a particular limitation described above would not be triggered solely by the Reorganization, a limitation may be triggered by the Reorganization and one or more other transactions entered into by the Acquiring Fund or the Acquired Fund. By reason of the foregoing rules, shareholders of the Acquired Fund that are not generally exempt from federal income taxation may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.

Comparison of Forms of Organization and Shareholder Rights. Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law. The Acquired Fund is a separate series of IMST II, which is organized as a Delaware statutory trust. The Acquiring Fund is a separate series of SCM Trust, which is organized as a Massachusetts business trust. IMST II’s operations are governed by its Agreement and Declaration of Trust, By-Laws, applicable state law and Board of Trustees. SCM Trust’s operations are governed by its Agreement and Declaration of Trust, By-Laws, applicable state law and Board of Trustees.

Shareholder Liability. Under IMST II’s Agreement and Declaration of Trust, no shareholder of the Acquired Fund shall be subject to any personal liability in connection with the assets or the affairs of IMST II or of any of its series. The Acquired Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Acquired Fund solely by reason of being or having been a shareholder of the Acquired Fund and not because of his or her acts or omissions or for some other reason.

Under Massachusetts law, a shareholder of the Acquiring Fund could, under certain circumstances, be held personally liable for the obligations of SCM Trust. There is a remote possibility that in certain circumstances shareholders of one series could be held personally liable for the obligations of a different series. Therefore, Delaware law affords slightly greater protection against potential shareholder liability. However, this difference between Delaware law and Massachusetts law is mitigated by SCM Trust’s governing documents. SCM Trust’s Declaration of Trust provides that no shareholder shall be subject to personal liability in connection with the affairs of the trust, and that the trust shall indemnify any shareholder held liable on account of being or having been a shareholder. The risk of the shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations and insurance purchased for the purposes of protection is used in its entirety.

Board of Trustees. The Reorganization will result in a change in the board because the governing board of IMST II is different from the governing board of SCM Trust. The IMST II Board has five trustees, one of whom is an “interested person” of IMST II. For more information, refer to the Statement of Additional Information of the Acquired Fund dated March 1, 2019, which is incorporated by reference into this Combined Prospectus/Proxy Statement.

The SCM Trust Board has four trustees, one of whom is an “interested person” of SCM Trust. For more information, refer to the Statement of Additional Information of the Acquiring Fund dated May 1, 2018, which is incorporated by reference into this Combined Prospectus/Proxy Statement.

Classes. The Acquired Fund and Acquiring Fund are separate series of IMST II and SCM Trust, respectively. Both Funds currently offer two classes of shares: Investor Class and Institutional Class. As a result of the Reorganization, shareholders of the Acquired Fund will receive Investor Class or Institutional Class shares of the Acquiring Fund, depending on the shares of the corresponding class of the Acquired Fund held by each shareholder.

Following the Reorganization, the SCM Trust Board has reserved the right to create and issue additional classes of the Acquiring Fund. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

Comparison of Valuation Procedures. The NAV for each Fund is calculated in the following manner.

The Acquired Fund	The Acquiring Fund
The offering price of each class of the Acquired Fund’s shares is the net asset value per share of that class. The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Investor Class Shares. The Acquired Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Acquired Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless IMST II’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The Acquired Fund’s NAV is determined by dividing the value of the Acquired Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Acquired Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Acquired Fund does not value its shares, which may significantly affect the Acquired Fund’s NAV on days when you are not able to buy or sell Fund shares.	The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. ET, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has appointed Shelton Capital Management to make fair value determinations in accordance with the Funds’ Valuation Policies, subject to Board oversight.

The Acquired Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The IMST II Board has adopted procedures to be followed when the Acquired Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquired Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of Shelton Capital Management, does not represent the security’s fair value), or when, in the judgment of Shelton Capital Management, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of Shelton Capital Management and the IMST II Board (or a committee thereof), and may result in a different price being used in the calculation of the Acquired Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the IMST II Board. There can be no assurance that the Acquired Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Acquired Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Acquired Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquired Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Acquired Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquired Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquired Fund’s NAV.

Other types of portfolio securities that the Acquired Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of Shelton Capital Management, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Capitalization. The following table sets forth, as of December 31, 2018, the capitalization of the Acquired Fund and the Acquiring Fund, and the pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been consummated.

Share Class	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined
Investor Class Shares:
Net Assets	$12,043,858	$20,662,097	$(20,863)	$32,685,092
Shares Outstanding[1]	1,098,644	2,133,983	143,932	3,376,559
Net Asset Value per Share	$10.96	$9.68	$-	$9.68

Share Class	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined
Institutional Class Shares:
Net Assets	$66,195,640	$18,670,519	$(54,137)	$84,812,022
Shares Outstanding[1]	6,034,429	1,926,480	791,622	8,752,531
Net Asset Value per Share	$10.97	$9.69	$-	$9.69

[1]	The Acquired Fund Investor Class shares will be exchanged for Investor Class shares of the Acquiring Fund at the Investor Class shares’ ending NAV calculated as of the Effective Time. 1
[2]	The Acquired Fund Institutional shares will be exchanged for Institutional Class shares of the Acquiring Fund at the Institutional Class shares’ ending NAV calculated as of the Effective Time.

Investment Advisor

CCM Partners, LP, d/b/a Shelton Capital Management is a SEC-registered investment advisor organized as a limited partnership on August 1, 1985 under the laws of the State of California with its principal place of business located in Denver, Colorado. Shelton Capital Management provides investment management services to mutual funds, separate accounts and a private fund, and as of March 27, 2019 had approximately $2.1 billion of assets under management.

Subject to the general supervision of the relevant Board, Shelton Capital Management is responsible for managing each of the Acquired Fund and the Acquiring Fund in accordance with its investment objective and policies. Pursuant to the advisory agreement with IMST II, the Acquired Fund pays Shelton Capital Management an annual advisory fee of 1.00% of the Acquired Fund’s average daily net assets for the services and facilities it provides. Pursuant to the advisory agreement with SCM Trust, the Acquiring Fund pays Shelton Capital Management an annual advisory fee of 1.17% of the Acquiring Fund’s average daily net assets for the services and facilities it provides.

In addition, Shelton Capital Management also serves as the Acquiring Fund’s administrator and is responsible for handling the administrative requirements of the Acquiring Fund. As compensation for these duties, Shelton Capital Management receives fees of 0.10% on the first $500 million in combined assets of the SCM Trust, 0.08% on the next $500 million in combined assets of the SCM Trust, and 0.06% on the SCM Trust combined assets over $1 billion.

With respect to the Acquired Fund, Shelton Capital Management has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of Investor Class and Institutional Class shares of the Fund, respectively, until February 29, 2020. With respect to the Acquiring Fund, Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Acquiring Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.67% and 1.42% of the Acquiring Fund’s Investor Class and Institutional Class shares, respectively, until May 1, 2020. After consummation of the Reorganization, Shelton Capital Management has agreed to match the Acquired Fund’s expense limitation for the combined Fund for at least two years from the date of the Reorganization. In certain circumstances. Shelton Capital Management is permitted to seek reimbursement of previously waived fees from the Funds, subject to certain limitations

A discussion regarding the basis for the SCM Trust Board’s approval of the renewal of the Advisory Agreement for the Acquiring Fund is available in the semi-annual report to shareholders dated June 30, 2018. A discussion regarding the basis for the IMST II Board’s approval of the approval of the Advisory Agreement for the Acquired Fund will be available in the semi-annual report to shareholders dated April 30, 2019.

Portfolio Managers

The Portfolio Managers for both the Acquired and Acquiring Funds manage both Funds as a team. Messrs. Hart, Rosenkranz, Falk and Benstead joined Shelton Capital Management on January 25, 2019, and manage both the Acquired and Acquiring Funds. In addition, Mr. William Mock is a portfolio manager for the Acquiring Fund.

Alan Hart. Prior to joining Shelton Capital Management, Mr. Hart was the Founder, Managing Partner and CIO of Cedar Ridge Partners, LLC since 2004. He has 36 years of experience investing in the credit markets, as well as structuring high yield, distressed debt, and special situations as an investment banker at Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and The First Boston Corporation. He holds an M.B.A. (Finance) from the Columbia University Graduate School of Business and received a B.S. (Business) from the California State University, Chico.

Jeff Rosenkranz. Mr. Rosenkranz has 21 years of experience investing in the credit markets, with an emphasis in high yield, distressed debt, and special situations. Prior to joining Shelton Capital Management, he was a Partner, Co-CIO and member of the portfolio management team at Cedar Ridge Partners, LLC since 2013, and prior to that a Partner and the Director of Research for Cooperstown Capital Management from 2009 to 2013, and a Founding Principal and Co-Head of Research for Durham Asset Management from 2003 to 2009. He began his career at Ernst & Young LLP and The Delaware Bay Company. He holds an M.B.A. (Finance and Accounting) from the Stern School of Business at New York University and received a B.A. (Economics and Spanish) from Duke University. He is also Certified Public Accountant.

David Falk. Mr. Falk has over 36 years of fixed income experience, with an emphasis on municipal bonds and structured finance. Prior to joining Shelton Capital Management, he was a member of the portfolio management team at Cedar Ridge Partners, LLC since 2009, and prior to that served as an investment banker, research analyst and trader specializing in municipal bonds at firms including Bear, Stearns & Co. Inc. and Lazard Frères & Co. He holds a Master of Regional Planning degree from the University of North Carolina at Chapel Hill and received a B.A. (Economics and Urban Studies) from Northwestern University.

Guy Benstead. Mr. Benstead has over 34 years of fixed income experience in the credit and interest rate risk markets at firms including Bear, Stearns & Co. Inc. and Drexel Burnham Lambert. He holds an M.B.A. (Finance) from the Columbia University Graduate School of Business and received a B.A. (International Relations) from the University of California, Davis.

William Mock. Mr. Mock has served as a member of the portfolio management team for various Shelton fixed income funds, over various periods since 2001. He left the firm in 2003 to work for TKI Capital Management, a convertible arbitrage hedge fund, where he served as head Trader until 2006. In 2007, Mr. Mock rejoined an affiliate of Shelton, ETSpreads, and continues as a partner in this affiliate. Prior to 2001, Mr. Mock gained investment and trading experience at Société Générale and Citibank, N.A. Mr. Mock earned a BS in engineering from Kansas State University and is an honors graduate of the University of Chicago Booth School of Business MBA Program, with an emphasis in finance.

Other Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Acquired Fund	Acquiring Fund
Administrators	Mutual Fund Administration, LLC UMB Fund Services, Inc.	CCM Partners, d/b/a Shelton Capital Management
Fund Accounting	UMB Fund Services, Inc.	Ultimus Fund Solutions
Distributor	IMST Distributors, LLC	RFS Partners, LP
Transfer Agent	UMB Fund Services, Inc.	Ultimus Fund Solutions
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP
Custodian	UMB Bank, N.A.	U.S. Bank, NA

II.	PROPOSAL 2 – TO APPROVE THE INVESTMENT ADVISORY AGREEMENT WITH SHELTON CAPITAL MANAGEMENT

A.	Overview

Shareholders of the Acquired Fund are being asked to approve an investment advisory agreement between Shelton Capital Management and IMST II, on behalf of the Acquired Fund. Shelton Capital Management acquired substantially all of the assets of CRP, the former investment advisor to the Acquired Fund (the “Transaction”). The closing of the Transaction occurred on January 25, 2019. At the closing of the Transaction, the Acquired Fund’s existing investment advisory agreement with CRP automatically terminated and an interim and new advisory agreement (the “New Advisory Agreement”) with Shelton Capital Management went into effect to permit time to solicit shareholder approval of the New Advisory Agreement. Shareholders of the Acquired Fund are being asked to approve the New Advisory Agreement, which is effective for 150 days from the date of the closing of the Transaction, unless approved by shareholders of the Acquired Fund (such period preceding such termination or Acquired Fund shareholder approval, the “Interim Period”), in which case the New Advisory Agreement would remain in effect for a two-year period. The IMST II Board has approved the New Advisory Agreement and recommends that shareholders of the Acquired Fund approve the New Advisory Agreement. Shareholders are not being asked to approve the Transaction. Rather, as further described below, shareholders are being asked to approve the New Advisory Agreement as a result of the Transaction.

Under the 1940 Act, an investment advisory agreement terminates automatically whenever there is change in control of an adviser that is a party to the agreement. As a result of the Transaction, there has been a change of control of CRP. Therefore, the Transaction resulted in the automatic termination of the then existing investment advisory agreement between CRP and IMST II, on behalf of the Acquired Fund. To avoid an interruption in investment advisory services for the Acquired Fund, the IMST II Board has approved, pursuant to Rule 15a-4 under the 1940 Act, the New Advisory Agreement with Shelton Capital Management. Rule 15a-4, in relevant part, permits the appointment of an investment adviser on an interim basis, without shareholder approval when such approval would otherwise be required, subject to certain conditions.

B.	Key Information About the New Advisory Agreement

The New Advisory Agreement is the same as the previous investment advisory agreement it replaced except for differences reflecting the requirements of Rule 15a-4, such as the date of execution, duration of the agreement, termination, and compensation conditions. Therefore, the New Advisory Agreement can only remain in effect for a period up to 150 days and all compensation earned thereunder must be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreement. If shareholders do not approve the New Advisory Agreement by the end of the 150-day period, Shelton Capital Management will receive for its services during the Interim Period under the New Advisory Agreement the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned).

Under the New Advisory Agreement, Shelton Capital Management, subject to the control of the IMST II Board, and in accordance with the investment objective, policies and limitations of the Acquired Fund, will manage the Acquired Fund for the period and on such terms as set forth in the New Advisory Agreement. It is the responsibility of Shelton Capital Management to manage the investment of the assets of the Acquired Fund, to continuously review, supervise and administer the investment program of the Acquired Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Acquired Fund to be held uninvested. Shelton Capital Management will provide IMST II with records concerning its activities, which IMST II is required to maintain, will render regular reports to IMST II’s officers and Board concerning the discharge of its responsibilities under the New Advisory Agreement, and will pay all expenses involved in the performance of its duties.

Like the previous investment advisory agreement with CRP, the New Advisory Agreement provides that Shelton Capital Management shall not be liable to the Acquired Fund or any shareholder for anything done or omitted by it in the course of or in connection with rendering services under the New Advisory Agreement, including, without limitation, for any error of judgment or mistake of law or for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Acquired Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or a reckless disregard of its obligations and duties imposed upon it by the New Advisory Agreement. This provision applies to Shelton Capital Management’s directors, officers, employees and other corporate agents, as well as to Shelton Capital Management itself. The New Advisory Agreement provides for termination automatically upon assignment, and at any time without penalty (i) by the IMST II Board or a vote of a majority of the Acquired Fund’s outstanding shares upon 60 days’ notice to Shelton Capital Management; (ii) by Shelton Capital Management on 60 days’ written notice to IMST II; or (iii) during the Interim Period, by the IMST II Board or a vote of a majority of the Acquired Fund’s outstanding shares upon 10 days’ written notice to Shelton Capital Management.

More information about Shelton Capital Management can found under “Investment Advisor” on page [__] of this Proxy Statement.

C.	IMST II Board Considerations and Approval

At an in-person meeting held on January 24, 2019, the IMST II Board, including the Independent Trustees, reviewed and approved the New Advisory Agreement between IMST II and Shelton Capital Management with respect to the Acquired Fund. In approving the New Advisory Agreement, the IMST II Board, including the Independent Trustees, determined that such approval was in the best interests of the Acquired Fund and its shareholders.

Background. In advance of the January meeting, the IMST II Board received information about the New Advisory Agreement and Shelton Capital Management, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of Shelton Capital Management; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Acquired Fund; information about Shelton Capital Management’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of Shelton Capital Management’s overall relationship with the Acquired Fund; information regarding the performance of the Acquired Fund and of the Acquiring Fund, which has similar investment objectives and strategies as those of the Acquired Fund, for the one- and three-year periods ended October 31, 2018, compared to the returns of Morningstar, Inc.’s Long Short Credit fund universe (the “Fund Universe”), a peer group of funds selected by Broadridge from the Fund Universe, and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”); and information on Shelton Capital Management’s proposed advisory fee and the Acquired Fund’s estimated total expenses. The IMST II Board also received a memorandum from legal counsel to IMST II discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Advisory Agreement. No representatives of Shelton Capital Management were present during the IMST II Board’s consideration of the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the New Advisory Agreement, the IMST II Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the IMST II Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services proposed to be provided by Shelton Capital Management, the IMST II Board reviewed the services to be provided and the qualifications, experience, and responsibilities of the personnel of Shelton Capital Management who would be involved in the activities of the Acquired Fund. The IMST II Board noted that the same portfolio managers who managed the Acquired Fund as employees of CRP would continue to manage the Acquired Fund as employees of Shelton Capital Management after the Transaction. The IMST II Board also reviewed information set forth in Shelton Capital Management’s Form ADV, which provides information about the firm, its management, and its business activities and affiliations. The IMST II Board also considered the overall quality of the organization and operations of Shelton Capital Management, as well as its compliance structure and compliance procedures. In reviewing the Funds’ performance, the IMST II Board noted that the meeting materials indicated that each of the Acquired Fund and the Acquiring Fund had outperformed the median returns of the Peer Group and the Fund Universe, as well as the returns of the Index, over the one- and three-year periods.

The IMST II Board and the Independent Trustees concluded that based on the various factors they had reviewed, Shelton Capital Management would have the capabilities, resources, and personnel necessary to manage the Acquired Fund, and that Shelton Capital Management would provide the Acquired Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio. The IMST II Board reviewed information regarding Shelton Capital Management’s proposed advisory fee and the Acquired Fund’s estimated total expenses. The meeting materials indicated that Shelton Capital Management’s proposed advisory fee is the same as the advisory fee that CRP charged the Acquired Fund under the previous investment advisory agreement. The Trustees considered that the proposed advisory fee is lower than the fee that Shelton Capital Management charges the Acquiring Fund. With respect to estimated total expenses, the IMST II Board noted that Shelton Capital Management contractually agreed to reimburse expenses incurred by the Acquired Fund until May 1, 2019, subject to certain exceptions, to the extent total annual fund operating expenses exceed 1.39% and 1.64% for Institutional Class and Investor Class shares, respectively, which were the same levels at which CRP had previously agreed limit those Classes’ total expenses.

The IMST II Board and the Independent Trustees concluded that the proposed compensation payable to Shelton Capital Management under the New Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by Shelton Capital Management to the Acquired Fund.

Profitability and Economies of Scale. The IMST II Board next reviewed the estimated profitability to Shelton Capital Management of its relationship with the Acquired Fund for the first year. The IMST II Board observed that Shelton Capital Management anticipated waiving a portion of its advisory fee with respect to the Acquired Fund, and considered that Shelton Capital Management did not anticipate it would realize a profit with respect to the Acquired Fund in the first year. The IMST II Board noted that the potential benefits received by Shelton Capital Management as a result of its relationship with the Acquired Fund, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisers to IMST II, including the beneficial effects from the review by IMST II’s Chief Compliance Officer of Shelton Capital Management’s compliance program, the intangible benefits of its association with the Acquired Fund generally and any favorable publicity arising in connection with the Acquired Fund’s performance. The IMST II Board also noted that although the New Advisory Agreement does not provide for any advisory fee breakpoints, the Acquired Fund’s asset level would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Acquired Fund’s assets grow.

Conclusion. Based on these and other factors, the IMST II Board and the Independent Trustees concluded that approval of the New Advisory Agreement was in the best interests of the Acquired Fund and its shareholders and, accordingly, approved the New Advisory Agreement with respect to the Acquired Fund.

As discussed above, the New Advisory Agreement is identical in all materials respects to the previous investment advisory agreement except for the date of execution, the duration of the agreement, and termination and compensation conditions. The IMST II Board approved the solicitation of the shareholders of the Acquired Fund to vote “FOR” the approval of the New Advisory Agreement, the form of which is attached as Appendix B.

III.	VOTING INFORMATION AND OTHER MISCELLANEOUS INFORMATION

Control Persons and Principal Holders of Securities. As of February 25, 2019 for the Acquiring Fund and February 22, 2019 for the Acquired Fund, the Funds’ shareholders of record and/or beneficial owners (to the Funds’ knowledge)1 who owned five percent or more of the Funds’ Investor Class or Institutional Class shares were as follows:

Acquiring Fund

Shareholder Name and Address	Percent of Shares Held of Class
Investor Class Shares
LPL	47.69%
4707 Executive Dr San Diego, CA 92121
Charles Schwab	39.04%
211 Main St San Francisco, CA 94105
National Financial Services	8.72%
499 Washington Blvd Jersey City, NJ 07310
Institutional Class Shares
LPL	51.58%
4707 Executive Dr San Diego, CA 92121
National Financial Services	15.92%
499 Washington Blvd Jersey City, NJ 07310
Charles Schwab	13.57%
211 Main St San Francisco, CA 94105

Acquired Fund

Shareholder Name and Address	Percent of Shares Held of Class
Investor Class Shares
TD Ameritrade Clearing, Inc	42.62%
PO Box 2226 Omaha NE 68103
National Financial Services Corporation	32.47%
499 Washington Blvd Jersey City NJ 07310
LPL Financial Corporation	15.36%
PO Box 509046 San Diego CA 92150
Charles Schwab & Co	6.34%
211 Main St San Francisco CA 94105
Institutional Class Shares
National Financial Services Corporation	49.74%
499 Washington Blvd Jersey City NJ 07310
Charles Schwab & Co	23.79%
211 Main St San Francisco CA 94105
LPL Financial Corporation	13.80%
PO Box 509046 San Diego CA 92150

1	The Funds have no information regarding the beneficial owners of Fund shares through accounts with financial intermediaries.

The following table lists the control persons of the Funds as of February 25, 2019. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.1 Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Acquiring Fund

Shareholder Name and Address	Percent of Shares Held of Class
Investor Class Shares
LPL	47.69%
4707 Executive Dr San Diego, CA 92121
Charles Schwab	39.04%
211 Main St San Francisco, CA 94105
Institutional Class Shares
LPL	51.58%
4707 Executive Dr San Diego, CA 92121

Acquired Fund

Shareholder Name and Address	Percent of Shares Held of Class
Investor Class Shares
TD Ameritrade Clearing, Inc	42.62%
PO Box 2226 Omaha NE 68103
National Financial Services Corporation	32.47%
499 Washington Blvd Jersey City NJ 07310
Institutional Class Shares
National Financial Services Corporation	49.74%
499 Washington Blvd Jersey City NJ 07310

1	The Funds have no information regarding the beneficial owners of Fund shares through accounts with financial intermediaries.

As of March __, 2019, the officers, directors and trustees of the Acquired Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of any class of shares of the Acquired Fund.

As of March __, 2019, the officers, directors and trustees of the Acquiring Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of any class of shares of the Acquiring Fund.

Multiple Shareholders In A Household. If you are a member of a household in which multiple shareholders of the Acquired Fund share the same address, and the Acquired Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Acquired Fund or your broker or bank may have sent to your household only one copy of this Combined Prospectus/Proxy Statement, unless the Acquired Fund or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Combined Prospectus/Proxy Statement, the Acquired Fund will deliver promptly a separate copy of this Combined Prospectus/Proxy Statement to you upon written or oral request.

To receive a separate copy of this Combined Prospectus/Proxy Statement, or if you would like to receive a separate copy of future information statements, prospectuses or annual reports, please contact either Fund at 1-(800) 955-9988. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Funds at the telephone number stated above.

Voting Information. Acquired Fund shareholders may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card;
•	call the toll-free number 800-[ ] to reach an automated touchtone voting line; or

•	call the toll-free number 833-[ ] to speak with a live operator Monday through Friday 9:00 AM to 10:00 PM Eastern time.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposals.

As of April __, 2019 (“the Record Date”), there were [                    ] total shares of beneficial interest of the Acquired Fund issued and outstanding: [                  ] Investor Class shares and [               ] Institutional Class shares. There were [                  ] total shares of the Acquiring Fund outstanding as of the Record Date: [                  ] Investor Class shares and [               ] Institutional Class shares.

All shareholders of record of the Acquired Fund on the Record Date are entitled to vote at the Special Meeting on the proposals. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund is required for the approval of each proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Acquired Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Special Meeting. Any lesser number shall be sufficient for adjournments.

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the proposals are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal(s). Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the SEC, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because each proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because each proposal is non-discretionary, IMST II does not expect to receive broker non-votes. Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

The Acquired Fund will vote the shares for which it receives timely voting instructions from shareholders in accordance with those instructions. Shares for which the Acquired Fund receives a proxy card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the proposals, including the Reorganization. Shares for which the Acquired Fund receives no timely voting instructions from shareholders will be voted by the Acquired Fund either “FOR” or “AGAINST” the proposals or as an abstention, in the same proportion as the shares for which shareholders have provided voting instructions to the Acquired Fund.

Right to Revoke Proxy. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to IMST II, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the voting instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Method and Cost of Solicitation. This Proxy Statement is being sent to you in connection with the solicitation of proxies by the IMST II Board for use at the Special Meeting. The close of business on April __, 2019 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. IMST II expects that the solicitation of proxies will be primarily by mail and telephone. Shelton Capital Management has retained AST FundSolutions, Inc. (“AST”), a paid proxy solicitation firm. The agreement with AST provides for the indemnification of AST in certain circumstances and requires AST to keep certain information confidential. AST will manage the solicitation, including printing and mailing solicitation materials, as well as contacting shareholders via telephone. The Acquiring Fund will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST, and other expenses incurred in connection with the solicitation of proxies to the extent total costs associated with the Reorganization do not exceed $75,000. Shelton Capital Management will bear any such costs in excess of $75,000.

Interest of Certain Persons in the Transaction. Shelton Capital Management receives an annual investment advisory fee from the Acquiring Fund based on the Acquiring Fund’s average daily net assets, which is higher than the investment advisory fee it receives from the Acquired Fund. In addition, Shelton Capital Management also serves as the Acquiring Fund’s administrator and receives an annual administrator fee based on the SCM Trust’s assets. As a result of the Reorganization, the Acquiring Fund’s net assets will increase and, as a result, the dollar amount Shelton Capital Management receives for its services to the Acquiring Fund will also increase.

Accounting Survivorship.

The Acquired Fund will be considered to be the accounting survivor of the Reorganization, meaning that the Acquiring Fund will assume the financial and performance history of the Acquired Fund. While the acquiring fund is normally considered the legal survivor and accounting survivor of a reorganization, continuity and dominance in one or more of the following areas may lead to a determination that the acquired fund should be considered the accounting survivor: (1) portfolio management; (2) investment objectives, policies and restrictions; (3) portfolio composition; (4) expense structure and expense ratios; and (5) asset size. IMST II and SCM Trust believe the Acquired Fund will be the accounting survivor of the Reorganization based on the continuity and dominance established in each of these areas:

(1) Portfolio management: Shelton Capital Management currently serves as the investment advisor to the Acquired Fund, and is responsible for the portfolio management of the Acquired Fund. The same portfolio management team that has managed the Acquired Fund since its inception as employees of CRP were named as members of the investment team responsible for the responsible for the day-to-day management of the Acquiring Fund at the closing of the Transaction and will continue to manage the Acquiring Fund after the Reorganization.

(2) Investment objectives, policies and restrictions: The Acquired Fund and the Acquiring Fund have similar investment objectives and investment restrictions. In addition, the Acquired Fund and Acquiring Fund have the same investment strategies.

(3) Portfolio composition: The portfolio composition of the Acquiring Fund is expected to be substantially similar to that of the Acquired Fund at the time of the Reorganization because the Acquiring Fund will be managed by Shelton Capital Management in substantially the same manner that Shelton Capital Management managed the Acquired Fund prior to the Reorganization.

(4) Expense structure and expense ratios: After consummation of the Reorganization, Shelton Capital Management will contractually agree to match the Acquired Fund’s expense limitation for the combined Acquiring Fund for at least two years.

(5) Asset size: As of February 26, 2019, the Acquired Fund is approximately three times the size of the Acquired Fund.

Miscellaneous Information.

Other Business. The IMST II Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

Next Meeting of Shareholders. The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the IMST II Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by IMST II at its office at a reasonable time before IMST II begins to print and mail its proxy statement, as determined by the IMST II Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Financial Highlights. Set forth below are the financial highlights for the Funds. The financial highlights are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception of the Funds if less than five years). The Acquired Fund’s fiscal year end is October 31 and the Acquiring Fund’s fiscal year end is December 31. Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The financial information for the Acquired Fund for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the Acquired Fund’s annual report. The financial information for the Acquiring Fund for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquired Fund’s annual report. Each Funds’ annual report is available upon request by calling either Fund at (800) 955-9988.

Acquired Fund

Per share operating performance.

For a capital share outstanding throughout each period.

Cedar Ridge Unconstrained Credit Fund FINANCIAL HIGHLIGHTS	For the Year Ended	For the Period December 1, 2016 through October 31,	For the Year Ended November 30		For the Period December 12, 2013**through November 30,
Institutional Class	October 31, 2018	2017*	2016	2015	2014
Net asset value, beginning of period	$10.75	$10.68	$10.48	$10.93	$10.00
Income from Investment Operations:
Net investment income [1]	0.17	0.22	0.25	0.26	0.26
Net realized and unrealized gain (loss)	0.38	0.27	0.21	-0.45	0.82
Total from investment operations	0.55	0.49	0.46	-0.19	1.08
Less Distributions:
From net investment income	-0.29	-0.28	-0.26	-0.26	-0.15
From net realized gains	-0.04	-0.14	-	-	-
Total distributions	-0.33	-0.42	-0.26	-0.26	-0.15
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$10.97	$10.75	$10.68	$10.48	$10.93
Total return	5.20%	4.63%[3]	4.41%	-1.80%	10.83%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,195	$67,084	$57,555	$44,465	$34,447
Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived[5]	5.18%	4.35%[4]	4.26%	3.83%	3.87%[4]
After fees waived[5]	4.95%	4.15%[4]	3.93%	3.47%	2.83%[4]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	1.38%	2.03%[4]	2.02%	2.11%	1.42%[4]
After fees waived	1.61%	2.23%[4]	2.35%	2.47%	2.46%[4]
Portfolio turnover rate	63.00%	69.00%[3]	70.00%	64.00%	95.00%[3]

*	Fiscal year end changed to October 31, effective October 17, 2017.
**	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund FINANCIAL HIGHLIGHTS	For the Year Ended	For the Period December 1, 2016 through October 31,	For the Year Ended November 30		For the Period December 12, 2013**through November 30,
Investor Class	October 31, 2018	2017*	2016	2015	2014
Net asset value, beginning of period	$10.74	$10.68	$10.48	$10.93	$10.00
Income from Investment Operations:
Net investment income[1]	0.15	0.2	0.23	0.24	0.23
Net realized and unrealized gain (loss)	0.37	0.25	0.21	(0.46)	0.84
Total from investment operations	0.52	0.45	0.44	-0.22	1.07
Less Distributions:
From net investment income	-0.26	-0.25	-0.24	-0.23	-0.14
From net realized gains	-0.04	-0.14	-	-	-
Total distributions	-0.3	-0.39	-0.24	-0.23	-0.14
Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	-
Net asset value, end of period	$10.96	$10.74	$10.68	$10.48	$10.93
Total return	4.93%	4.28%[3]	4.17%	(2.04)%	10.68%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,044	$22,964	$18,206	$5,627	$5,943
Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short) Before fees waived[5]	5.43%	4.60%[4]	4.51%	4.08%	4.12%[4]
After fees waived[5]	5.20%	4.40%[4]	4.18%	3.72%	3.08%[4]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short) Before fees waived	1.13%	1.78%[4]	1.77%	1.86%	1.17%[4]
After fees waived	1.36%	1.98%[4]	2.10%	2.22%	2.21%[4]
Portfolio turnover rate	63.00%	69.00%[3]	70.00%	64.00%	95.00%[3]

*	Fiscal year end changed to October 31, effective October 17, 2017.
**	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

Acquiring Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year of the Acquiring Fund.

Shelton Tactical Credit Fund Institutional Shares (a)	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017	Year Ended April 30, 2016( c)	Period Ended April 30, 2015( c)(d)
Net asset value, beginning of year	$10.36	$10.62	$10.46	$10.38	$10.00
Income from Investment Operations:
Net investment income (loss) (e)	0.55	0.39	0.67	0.56	0.12
Net gain (loss) on securities (both realized and unrealized)	(0.68)	(0.20)	0.27	(0.08)	0.34
Total from investment operations	(0.13)	0.19	0.94	0.48	0.46
Less Distributions:
Dividends from net investment income	(0.54)	(0.45)	(0.78)	(0.37)	(0.08)
Distributions from capital gains	-	-	-	(0.03)	-
Total distributions	(0.54)	(0.45)	(0.78)	(0.40)	(0.08)
Net asset value, end of year	$9.69	$10.36	$10.62	$10.46	$10.38

Total return	(1.39)%	1.79%	9.35%	4.78%	4.60%

Ratios and Supplemental Data:
Net assets, end of year (000s)	$18,671	17,256	$19,609	$16,139	$4,448
Ratio of expenses to average net assets:
Before expense reimbursements	1.64%	1.67%	2.34%	2.66%	6.35%
After expense reimbursements	1.43%	1.42%	1.39%	1.61%	1.42%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	5.10%	5.27%	5.42%
After expense reimbursements	5.31%	5.51%	6.37%	5.54%	3.22%
Portfolio turnover	518%	239%	246%	695%	532%

Shelton Tactical Credit Fund Investor Shares (a)	Year Ended December 31, 2018	Period Ended December 31, 2017	Year Ended April 30, 2017	Year Ended April 30, 2016	Period Ended April 30, 2015
Net asset value, beginning of year	$10.31	$10.59	$10.47	$10.38	$10.00
Income from Investment Operations:
Net investment income (loss) (e)	0.51	0.38	0.63	0.55	0.11
Net gain (loss) on securities (both realized and unrealized)	(0.66)	(0.22)	0.26	(0.08)	0.35
Total from investment operations	(0.15)	0.16	0.89	0.47	0.46
Less Distributions:
Dividends from net investment income	(0.48)	(0.44)	(0.77)	(0.35)	(0.08)
Distributions from capital gains	-	-	-	(0.03)	-
Total distributions	(0.48)	(0.44)	(0.77)	(0.38)	(0.08)
Net asset value, end of year	$9.68	$10.31	$10.59	$10.47	$10.38

Total return	(1.61)%	1.58%	8.84%	4.66%	4.57%

Ratios and Supplemental Data:
Net assets, end of year (000s)	$20,662	$8,447	$16,112	$11,392	$126
Ratio of expenses to average net assets:
Before expense reimbursements	1.89%	1.91%	2.61%	2.91%	6.60%
After expense reimbursements	1.68%	1.67%	1.65%	1.86%	1.68%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	4.73%	5.10%	4.99%
After expense reimbursements	4.94%	5.34%	5.96%	5.29%	2.97%
Portfolio turnover	518%	239%	246%	695%	532%

(a)	As of March 17, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively.

(b)	For the eight month period ended December 31, 2017.

(c)	Audited by other independent registered public accounting firm.

(d)	Fund commenced operations December 16, 2014.

(e)	Calculated based upon average shares outstanding

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [______], 2019, among (i) SCM TRUST, a Massachusetts business trust, on behalf of the Shelton Tactical Credit Fund (the “Acquiring Fund”), a series of SCM Trust, (ii) INVESTMENT MANAGERS SERIES TRUST II, a Delaware statutory trust (“IMST II”), on behalf of the Cedar Ridge Unconstrained Credit Fund (the “Acquired Fund”), a series of IMST II (SCM Trust and IMST II are each sometimes referred to herein as an “Investment Company” and collectively as “Investment Companies,” and the Acquiring Fund and Acquired Fund are sometimes referred to herein, collectively, as the “Funds”), and (iii) CCM Partners, LP, a California limited partnership d/b/a Shelton Capital Management (“Shelton Capital Management”), solely with respect to paragraph 7. Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Funds, and of and by each Investment Company, as applicable, on behalf of the respective Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect the reorganization as described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will consist of the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) of Investor Class and Institutional Class shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities as described herein, and the distribution of Investor Class and Institutional Class Acquiring Fund Shares pro rata to the Acquired Fund’s shareholders in exchange for their corresponding Investor Class and Institutional Class Acquired Fund shares and in complete liquidation of the Acquired Fund, all on the terms and conditions set forth herein (the “Reorganization”).

Each Investment Company’s board of trustees (each a “Board” and collectively the “Boards”) including a majority of its members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each respective Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund currently offers two classes of shares, Investor Class shares and Institutional Class shares (collectively, the “Acquired Fund Shares”).   The Acquiring Fund currently offers two classes of shares, Investor Class shares and Institutional Class shares. The rights, powers, privileges, and obligations of the Acquiring Fund Shares will be substantially similar to those of the Acquired Fund Shares. In the Reorganization, Acquired Fund Investor Class shares will be exchanged for Acquiring Fund Investor Class shares and Acquired Fund Institutional Class shares will be exchanged for Acquiring Fund Institutional Class shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION

1.1 Subject to the requisite approval of the Acquired Fund’s shareholders and the terms and conditions set forth herein, the Acquired Fund shall assign, sell, convey, transfer, and deliver to the Acquiring Fund all of the assets of the Acquired Fund as described in paragraph 1.2 (“Assets”) free and clear of all liens, encumbrances and claims whatsoever.  In exchange therefor, the Acquiring Fund shall:

(a) issue and deliver to the Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares of each class corresponding to a class of Acquired Fund Shares determined as set forth in paragraph 2.3, and

(b) assume all liabilities of the Acquired Fund as set forth in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2 The Assets of the Acquired Fund shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Acquired Fund owns at the Effective Time (as defined in paragraph 3.1) and any deferred and prepaid expenses shown as assets on the Acquired Fund’s books at that time; and the Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to SCM Trust.

1.3 The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date (as defined in paragraph 3.1). The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization borne by Shelton Capital Management pursuant to paragraph 7), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements.

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund shall distribute all of the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) on a class-by-class basis to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their corresponding class of Acquired Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by SCM Trust’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto.  Each Shareholder’s account shall be credited with the pro rata number of full and fractional Acquiring Fund Shares of the applicable class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the corresponding class of Acquired Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s shareholder records.  SCM Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.5 Any transfer taxes payable on the issuance and transfer of the Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6 Any reporting responsibility of the Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 After the Effective Time, the Acquired Fund shall not conduct any business except in connection with the Acquired Fund’s termination or as otherwise contemplated hereby.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Acquired Fund shall terminate.

2. VALUATION

2.1 The value of the Assets of the Acquired Fund to be acquired, and the amount of the Acquired Fund's Liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the Acquiring Fund’s valuation procedures, and as set forth in the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the Investment Companies (“Valuation Procedures”).

2.2 The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the Valuation Procedures.

2.3 The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization shall be determined by dividing the value of the net assets attributable to the corresponding class of Acquired Fund Shares determined using the same Valuation Procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by Ultimus Fund Solutions in accordance with the regular practices of Ultimus Fund Solutions as fund accountant for the Acquiring Fund, and shall be subject to adjustment by an amount, if any, agreed to by Ultimus Fund Solutions and UMB Fund Services, Inc., the Acquired Fund’s co-administrator.

2.5 IMST II and SCM Trust agree to use commercially reasonable efforts to cause their respective administrators and investment advisers to work together to resolve before the Valuation Date any material pricing differences identified between the prices of the Assets determined using the Valuation Procedures as compared to the prices of the Assets determined using the Acquired Fund’s valuation procedures.

2.6 In the event that on the Valuation Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3. CLOSING AND EFFECTIVE TIME

3.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on June __, 2019 (the “Closing Date”), or such other date as the Investment Companies, through their duly authorized officers, may mutually agree in writing (“Effective Time”).  The Closing shall be held at the offices of SCM Trust at 1875 Lawrence Street, Suite 300, Denver CO 80202 or at such other place as to which the Investment Companies agree.

3.2 IMST II shall cause the custodian of the Assets (“Old Custodian”) (a) to make the Acquired Fund’s portfolio securities available to SCM Trust (or to its custodian (“New Custodian”), if SCM Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the Acquiring Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, in the case of the Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. IMST II shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Old Custodian by IMST II, the Old Custodian has delivered all of the Acquired Fund’s portfolio securities, cash, and other Assets to the New Custodian for the Acquiring Fund’s account, and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to SCM Trust that such information, as reflected on the Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

3.3 With respect to the Acquired Fund, IMST II shall deliver, or shall direct its transfer agent to deliver, to SCM Trust at the Closing, an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number and class of full and fractional outstanding Acquired Fund Shares each such Shareholder owns, at the Effective Time, certified by IMST II’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  SCM Trust shall direct its transfer agent to deliver to IMST II at or as soon as reasonably practicable after the Closing, an authorized officer’s certificate as to the opening of accounts on the Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to IMST II that the Acquiring Fund Shares to be credited to the Acquired Fund at the Effective Time have been credited to the Acquired Fund’s account on those records.

3.4 IMST II shall deliver to SCM Trust and to Shelton Capital Management within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on Acquired Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Acquired Fund.

3.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, opinions, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4. REPRESENTATIONS AND WARRANTIES

4.1 IMST II, on the Acquired Fund’s behalf, represents and warrants to SCM Trust, on the Acquiring Fund’s behalf, as follows:

(a) IMST II (1) is a Delaware statutory trust that is duly created, validly existing, and in good standing under the laws of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquired Fund is a duly established and designated series of IMST II;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of IMST II’s Board; and this Agreement constitutes a valid and legally binding obligation of IMST II, with respect to the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, IMST II will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, SCM Trust, on the Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e) IMST II, with respect to the Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of IMST II’s Agreement and Declaration of Trust dated September 16, 2013 (“IMST II Declaration”) or By-Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which IMST II, on the Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which IMST II, on the Acquired Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Acquiring Fund’s assumption of any Liabilities of the Acquired Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights IMST II may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to IMST II’s knowledge, threatened against IMST II involving the Acquired Fund or any properties or assets attributable or allocable to the Acquired Fund, that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business; and IMST II, on the Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquired Fund’s business or IMST II’s ability to consummate the transactions contemplated hereby;

(h) The Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the period ended October 31, 2018 are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”), and those Statements (copies of which IMST II has furnished to SCM Trust), present fairly, in all material respects, the Acquired Fund’s financial condition at the date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Acquired Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not reflected therein;

(i) Since October 31, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Acquired Fund Share due to declines in market values of securities the Acquired Fund holds, the discharge of the Liabilities, or the redemption of the Acquired Fund Shares by shareholders shall not constitute a material adverse change;

(j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and the Acquired Fund has not at any time since its inception been liable for any material income or excise tax pursuant to section 852 or 4982 of the Code that has not been paid; and to the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Acquired Fund;

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund: (i) has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), to be treated as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible (or in the case of the short taxable year ending on the Closing Date, will be eligible) to compute and has computed its federal income tax under section 852 of the Code; (iii) has satisfied (or in the case of the short taxable year ending on the Closing Date will have satisfied) the diversification requirements of Section 851(b)(3) of the Code; and (iv) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code;

(l) Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on, and redemptions of, its capital stock; has withheld all material amounts required to have been withheld in respect of its dividends and other distributions; has paid to the proper taxing authority all taxes required to have been withheld and so paid in respect of its dividends and other distributions; and is not currently liable for any material penalties with respect to such reporting and withholding requirements;

(m) The Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, other than waivers, extensions or comparable consents stemming from extensions on the due dates for filing tax returns;

(n) The Acquired Fund does not own any “converted property” (as that term is used in Treasury Regulation section 1.337(d)-7T(a)) that is subject to the rules of section 1374 of the Code as a consequence of the application of section 337(d)(1) of the Code and Treasury Regulations thereunder and has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(o) Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund has not previously been a party to a transaction that qualified as reorganization under section 368(a) of the Code;

(p) [Reserved.]

(q) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, validly issued, fully paid, and non-assessable by IMST II; all issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth on the Acquired Fund’s shareholder records, as provided in paragraph 3.3; and the Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

(r) The Acquired Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2)  as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s) The information to be furnished by IMST II for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 4.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by IMST II shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1);

(t) To the personal knowledge of the officers of IMST II, the Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s prospectus, except as previously disclosed in writing to SCM Trust; and

(u) The Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.2 SCM Trust, on the Acquiring Fund’s behalf, represents and warrants to IMST II, on the Acquired Fund’s behalf, as follows:

(a) SCM Trust (1) is a Massachusetts business trust that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquiring Fund is a duly established and designated series of SCM Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of SCM Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of SCM Trust, with respect to the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding shares of the Acquiring Fund are, and at the Effective Time will be, validly issued, fully paid, and non-assessable by SCM Trust; and before the Closing, there will be no (1) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, or (2) securities convertible into any Acquiring Fund Shares;

(e) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) SCM Trust, with respect to the Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of SCM Trust’s Amended and Restated Declaration of Trust dated October 10, 2011 (“SCM Trust Declaration”) or By Laws, or any Undertaking to which SCM Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which SCM Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to SCM Trust’s knowledge, threatened against SCM Trust with respect to the Acquiring Fund or any of its properties or assets attributable or allocable to the Acquiring Fund, that, if adversely determined, would materially and adversely affect SCM Trust’s financial condition or the conduct of its business; and SCM Trust, on the Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects SCM Trust’s business or SCM Trust’s ability to consummate the transactions contemplated hereby;

(h) The Acquiring Fund’s audited Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets at and for the period ended December 31, 2018, are in accordance with GAAP, and those Statements (copies of which SCM Trust has furnished to IMST II), present fairly, in all material respects, the Acquiring Fund’s financial condition at the date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i) Since December 31, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities the Acquiring Fund holds, the discharge of the Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by shareholders shall not constitute a material adverse change;

(j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and the Acquiring Fund has not at any time since its inception been liable for any material income or excise tax pursuant to section 852 or 4982 of the Code that has not been paid, and to the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Acquiring Fund;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to compute and has computed its federal income tax under section 852 of the Code, and will do so for the taxable year that includes the Closing Date; (iii) has satisfied (or in the case of the taxable year including the Closing Date, will satisfy) the diversification requirements of Section 851(b)(3) of the Code; and (iv) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code;

(l) Except as otherwise disclosed in writing to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on, and redemptions of, its capital stock; has withheld all material amounts required to have been withheld in respect of its dividends and other distributions; has paid to the proper taxing authority all taxes required to have been withheld and so paid in respect of its dividends and other distributions; and is not liable for any material penalties with respect to such reporting and withholding requirements;

(m) The Acquiring Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, other than waivers, extensions or comparable consents stemming from extensions on the due dates for filing tax returns;

(n) The Acquiring Fund does not own any “converted property” (as that term is used in Treasury Regulation section 1.337(d)-7(a)) that is subject to the rules of section 1374 of the Code as a consequence of the application of section 337(d)(1) of the Code and Treasury Regulations thereunder and has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(o) Except as otherwise disclosed to the Acquired Fund, the Acquiring Fund has not previously been a party to a transaction that qualified as reorganization under section 368(a) of the Code;

(p) [Reserved.]

(q) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by SCM Trust;

(r) The Acquiring Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2)  as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s) The information to be furnished by SCM Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 4.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by SCM Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1); and

(t) To the personal knowledge of the officers of SCM Trust, the Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s prospectus, except as previously disclosed in writing to IMST II.

4.3 Each Investment Company, on its respective Fund’s behalf, represents and warrants to the other Investment Company, on its respective Fund’s behalf, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, Delaware law, with respect to IMST II, or Massachusetts law, with respect to SCM Trust, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on the respective Fund’s behalf, except for (1) SCM Trust’s filing with the Commission of a combination proxy statement/prospectus on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any amendment thereto (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Shareholders at the Shareholders Meeting;

(b) The fair market value of the Acquiring Fund Shares each Shareholder receives will be equal to the fair market value of the corresponding Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and the Liabilities to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by the Acquired Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the Acquiring Fund, Shelton Capital Management, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

5. COVENANTS

5.1 IMST II covenants to call a meeting of the Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2 IMST II covenants that it will assist SCM Trust in obtaining information SCM Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares, subject to confidentiality agreements between the parties.

5.3 IMST II covenants that it will turn over its books and records pertaining to the Acquired Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to SCM Trust at the Closing, upon full payment of Reorganization Expenses.

5.4 SCM Trust will prepare and file the Registration Statement with the SEC. IMST II covenants to cooperate with SCM Trust with SCM Trust’s preparation of the Registration Statement in compliance with applicable federal and state securities laws.

5.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) SCM Trust, on the Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) IMST II, on the Acquired Fund’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6 SCM Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Acquiring Fund’s operations after the Effective Time.

5.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.8 Each Investment Company will operate its businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include customary dividends and distributions and shareholder purchases and redemptions.

5.9 (a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.10 The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the SCM Trust, IMST II, the Acquired Fund, or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Davis Graham & Stubbs LLP to render the tax opinion contemplated in this Agreement. The parties hereto agree to report the Reorganization as a reorganization qualifying under Code Section 368(a).

6. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by SCM Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by IMST II’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

6.3 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the shareholders of the Acquired Fund at the Shareholders Meeting. The Board of each Investment Company, including a majority of the Non-Interested Persons, shall have determined that participation in the Reorganization is in the best interests of the respective Fund and that the interests of the existing shareholders of the respective Fund will not be diluted as a result of the Reorganization.

6.4 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to SCM Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on any Fund’s assets or properties.

6.5 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

6.6 SCM Trust, on behalf of the Acquiring Fund, shall have executed and delivered to IMST II an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.7 IMST II shall have duly executed and delivered to SCM Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Assets.

6.8 The Acquiring Fund and the Acquired Fund shall have received an opinion from Davis Graham & Stubbs LLP (“Counsel”), substantially to the effect that, for federal income tax purposes:

(a)	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;
(b)	no gain or loss will be recognized by the Acquired Fund on the transfer of the Assets in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in section 1256(b) of the Code or (2) the transfer of stock in a “passive foreign investment company” as defined in section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
(c)	(c) the tax basis of the Assets will be the same to the Acquiring Fund as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization, except that the Acquiring Fund’s tax basis will be increased by any gain recognized by the Acquired Fund in the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was held by the Acquired Fund, except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period;

(d)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;
(e)	no gain or loss will be recognized by the Shareholders upon the receipt of the Acquiring Fund Shares by such Shareholders in exchange for their Acquired Fund Shares;
(f)	the aggregate tax basis of the Acquiring Fund Shares, including any fractional shares, received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares, including fractional shares, received by each Shareholder will include the period during which the Acquired Fund Shares exchanged were held by such Shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization; and
(g)	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381 through 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on customary assumptions and upon the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement. The delivery of such opinion is conditioned upon receipt by Counsel of representations it shall request of IMST II and SCM Trust.

6.9 The Acquired Fund shall have declared a dividend prior to the Closing, which together with all previous dividends, will have the effect of distributing to the Shareholders all of the Acquired Fund’s investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), if any, plus any excess of its interest excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ending on the Closing Date, and all of the Acquired Fund’s net capital gain (as defined in section 1222(11) of the Code) that has not previously been distributed (or deemed distributed), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date.

6.10 At any time before the Closing, either Investment Company may waive the performance by the other Investment Company of any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4, 6.6 and 6.8) if, in the judgment of its Board, such waiver will not have a material adverse effect on the respective Fund’s shareholders’ interests.

7. EXPENSES

7.1 The Acquiring Fund will pay the first $75,000 of Reorganization Expenses, and Shelton Capital Management shall pay any Reorganization Expenses in excess of $75,000. The Reorganization Expenses include, without limitation, (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Registration Statement, and printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials; (2) legal and accounting fees, including fees of the counsel to IMST II and its Non-Interested Persons; (3) transfer agent and custodian conversion costs; (4) transfer taxes for foreign securities; (5) proxy solicitation costs; (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses; and (7) expenses of liquidating the Acquired Fund. The Acquiring Fund shall remain liable for the expenses, as described above, in the event this Agreement is terminated pursuant to paragraph 9. Notwithstanding the foregoing, expenses shall be paid by the Acquired Fund directly if and to the extent that the payment thereof by another person would result in the Acquired Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, other than those to be performed after the Closing and the indemnification obligations under paragraph 5.9.

9. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing if not cured within 30 days or, in the sole discretion of the non-breaching Investment Company’s Board, prior to the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) its Board determines that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto; or

9.2 By the mutual agreement of the Investment Companies.

9.3 By either Investment Company, in the event that the Acquired Fund does not receive the requisite shareholder approval of the Reorganization.

In the event of termination under paragraphs 9.1(b), (c) or (d), neither Investment Company (nor its trustees, directors, officers, shareholders, agents or employees) shall have any liability to the other Investment Company.

10. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 7 without their express agreement thereto.

11. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12. MISCELLANEOUS

12.1 This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than SCM Trust, on the Acquiring Fund’s behalf, or IMST II, on the Acquired Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, agents or employees or series other than the respective Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or the respective Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, shareholders, agents or employees.

12.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

13. CONFIDENTIALITY

Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

SCM TRUST, on behalf of the Shelton Tactical Credit Fund

By:
Name:	Stephen C. Rogers
Title:	Chairman and President

INVESTMENT MANAGERS SERIES TRUST II on behalf of the Cedar Ridge Unconstrained Credit Fund

By:
Name:
Title:

Solely for purposes of paragraph 7,

CCM PARTNERS, LP d/b/a SHELTON CAPITAL MANAGEMENT

By:
Name:	Stephen C. Rogers
Title:	Chief Executive Officer

APPENDIX B

FORM OF INVESTMENT ADVISORY AGREEMENT

BETWEEN

INVESTMENT MANAGERS SERIES TRUST II

AND

SHELTON CAPITAL MANAGEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of _____________, is entered into by and between Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (the “Fund”), and CCM Partners, LP d/b/a Shelton Capital Management, a California limited partnership (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase and sale of securities or other assets held by the Fund.

Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees (the “Board” or the “Trustees”), the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and other rights pertaining to such securities and other assets, if any, on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) furnish to the Board and/or the officers of the Trust such reports and statements and other information relating to the Fund’s investment performance and investment mandate compliance as the Trustees or officers may reasonably request; and (v) furnish the Trust with such other documents and information as the Trustees or officers of the Trust may from time to time reasonably request.

(b) In performing its duties under this Section 2 with respect to the Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to the Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act and the rules and regulations thereunder, prior approval of the Board and any exemptive relief provided by the Securities and Exchange Commission (the “SEC”), the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (ii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iii) full discretion to terminate and replace any investment sub-advisor; and (iv) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any Fund for which one more investment sub-advisors manages all or a portion of the Fund’s assets (each a “sub-advised portion”), the Advisor shall (x) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (y)perform diligence on and monitor the investment performance of each sub-advised portion and the investment sub-advisor’s adherence to the investment strategy of the sub-advised portion or the Fund, as applicable, and compliance procedures of each investment sub-advisor providing services to the Fund; and (z) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. In addition, the Advisor shall monitor compliance by each investment sub-advisor of the Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board on the performance of each investment sub-advisor.

Covenants. In the performance of its duties under this Agreement, the Advisor:

shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the SEC; (ii) any other applicable provision of Federal law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time and as furnished to the Advisor; (iv) the investment objectives and policies of the Fund as set forth in its Prospectus and Statement of Additional Information included in the Trust’s Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust, as furnished to the Advisor;

will, with respect to the Fund’s assets not managed by an investment sub-advisor, place purchase or sale orders either directly with the issuer or with any broker or dealer.  Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will, subject to its duty to seek best execution, attempt to obtain the best price and the most favorable execution of its orders.  In placing orders, the Advisor will consider the experience and skill of the broker or dealer, as well as the firm’s reputation for financial responsibility and administrative efficiency.  Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder.  A commission paid to a broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund (except for proprietary information relating to the Advisor’s methodology unless such information is required to be maintained in the records of the Fund by the 1940 Act or the rules or regulations thereunder.), and to the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor; and

will use its best efforts to assist the Trust and the Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written summary of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor, nor any officer, employee or affiliate thereof, from acting as investment advisor or investment sub-advisor for any other person, firm or corporation, including any other investment company or pooled investment vehicle, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor, or any of its officers, employees, affiliates or agents, from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request.  The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Advisor may maintain copies of any such records, including the performance records of the Fund, and the Advisor may use such performance records to promote its services to other accounts, including other fund accounts.

Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy.  The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent.  This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client.  The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance.  By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between the Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Board has approved these types of transactions.  The Trust may revoke its consent at any time by written notice to the Advisor.

Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund (but not any expenses of organizing the Trust); (iv) filing fees and expenses, if any, relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s proportionate share of: compensation, fees and reimbursements paid to the Trustees who are not “interested persons” of the Trust or of the Advisor and compensation payable to the chief compliance officer of the Trust and other officers of the Trust not otherwise affiliated with the Trust or the Advisor; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including expenses of independent legal counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholder meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements relating to the Fund (unless otherwise agreed to by the Trust and the Advisor); and (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information relating to the Fund and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders (except that, if such prospectus, statement of additional information, supplement thereto, report, statement or notice relates to series of the Trust other than the Fund, then the Fund shall be responsible for only its proportionate share of such expenses); (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs, if any, relating to the Fund(xxii) audit fees; and (xxiii) the Fund’s proportionate share of litigation expenses of the Trust (that relate to the Fund) and any non-recurring or extraordinary expenses as may arise that relate to the Fund, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b) the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors it retains for the Fund pursuant to Section 2(b).

Compensation of the Advisor. The Fund agrees to pay to the Advisor and the Advisor agrees to accept as compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets.  For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement may be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee pursuant to such a written expense limitation agreement.

Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials, except for information supplied by the co-administrators, the Trust (including the officers and Trustees of the Trust) or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust, including the Fund and any other series, in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Advisor’s part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination. (a) This Agreement shall become effective with respect to the Fund as of the date hereof and shall terminate with respect to the Fund 150 days after such effective date unless it has been approved by a majority of the Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”); provided, however, that the term of this Agreement may be extended if permitted by regulatory or other action by the SEC or its staff. If this Agreement is so approved by a majority of the Fund’s shareholders, then unless sooner terminated with respect to the Fund as provided herein, this Agreement shall continue in effect with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that such continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve this Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Advisor. If a majority of the Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned). Notwithstanding this Section 10(b), the parties agree that they shall reasonably cooperate to allow the Advisor to be paid such amounts out of the escrow account at such times as may be permitted by regulatory or other action by the SEC or its staff.

(c) This Agreement may be terminated by the Trust at any time as to the Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust).  Notwithstanding the foregoing, during the Interim Period the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices.  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act, and no amendment to this Agreement as to the Fund shall be effective until approved by vote of a majority of such Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law. No amendment to this Agreement or the termination of this Agreement with respect to the Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

Use of the Names of the Fund.  The Advisor has consented to the use by the Fund of the name or identifying word “Cedar Ridge” in the name of the Fund.  Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund.  The name or identifying word “Cedar Ridge” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates.  The Advisor may require any Fund to cease using “Cedar Ridge” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

INVESTMENT MANAGERS SERIES TRUST II on behalf of the Fund

By:
Name:
Title:

THE ADVISOR:

SHELTON CAPITAL MANAGEMENT

By:
Name: Steve Rogers
Title: Chief Executive Officer

Appendix A

Fund/Class	Advisor Fee	Effective Date
Cedar Ridge Unconstrained Credit Fund	1.00%	__/___/_____

PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF THE

Cedar Ridge Unconstrained Credit Fund

a series of Investment Managers Series Trust II

235 West Galena Street

Milwaukee, Wisconsin 53212

BY AND IN EXCHANGE FOR

Investor Class and institutional class SHARES OF THE

Shelton Tactical Credit Fund

a series of SCM Trust

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

1 (800) 955-9988

May __, 2019

This Statement of Additional Information (“SAI”), relates specifically to the shares of Shelton Tactical Credit Fund (the “Acquiring Fund”) to be issued pursuant to an Agreement and Plan of Reorganization, dated June __, 2019, whereby the Cedar Ridge Unconstrained Credit Fund (the “Acquired Fund”), will merge with and into the Acquiring Fund. This SAI does not constitute a prospectus. This SAI does not contain all the information that a Shareholder should consider before voting on the proposal contained in the combined Prospectus/Proxy Statement, and, therefore, should be read in conjunction with the related combined Prospectus/Proxy Statement dated May __, 2019. A copy of the combined Prospectus/Proxy Statement may be obtained without charge by calling 1 (800) 955-9988. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED May __, 2019

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

I.	General Information	3
II.	Pro Forma Financial Information	4

I. General Information

This Statement of Additional Information (“Merger SAI”) relates to the proposed reorganization of the Cedar Ridge Unconstrained Credit Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (“IMST II”), into the Shelton Tactical Credit Fund (the “Acquiring Fund”), a series of SCM Trust (the “Reorganization”). The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”

Further information about each of the Acquired Fund and the Acquiring Fund is contained in and incorporated by reference to the Acquired Fund’s Statement of Additional Information dated March 1, 2019, and to the Acquiring Fund’s Statement of Additional Information dated May 1, 2018, respectively, as each may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for each of the Acquired Fund and the Acquiring Fund is contained in the Acquired Fund’s Annual Report for the fiscal year ended October 31, 2018 and the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2018 and are incorporated in this Statement of Additional Information by reference. No other parts of the Acquired Fund’s or Acquiring Fund’s Annual Report are incorporated by reference in this Statement of Additional Information.

This Merger SAI contains information which may be of interest to shareholders of the Acquired Fund but which is not included in the Combined Prospectus/Proxy Statement dated May __, 2019 which relates to the Reorganization. As described in the Combined Prospectus/Proxy Statement, the Reorganization involves: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund in proportion to the shareholders’ respective holdings of shares of the corresponding class of the Acquired Fund. This Merger SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Funds at 1875 Lawrence Street, Suite 300, Denver, CO 80202-1805, or by calling toll-free 1 (800) 955-9988.

This Merger SAI consists of the following documents, each of which is incorporated by reference herein, as well as the pro forma financial information set forth below:

•	Prospectus of the Acquired Fund dated March 1, 2019 filed on February 28, 2019 (File Nos. 333-191476; 811-22894) (SEC Accession No. 0001398344-19-003502 ).

•	Prospectus of the Acquiring Fund dated May 1, 2018, filed on April 30, 2018 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-18-006368), as supplemented and dated May 1, 2019 (SEC Accession No. 0001398344-19-003752).

•	Statement of Additional Information of the Acquired Fund dated March 1, 2019 filed on February 28, 2019 (File Nos. 333-191476; 811-22894) (SEC Accession No. 0001398344-19-003502 ).

•	Statement of Additional Information of the Acquiring Fund dated May 1, 2018, filed on April 30, 2018 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-18-006368).

•	Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2018, filed on January 9, 2019 (File Nos. 333 -191476; 811-22894) (SEC Accession No. 0001398344-19-000402).

•	Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2018, filed March 8, 2019 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-19-004409).

II. Pro Forma Financial Information

Set forth below is pro forma financial information demonstrating the effect of the Reorganization on the Funds.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund, each as identified below for the 12-month period ended December 31, 2018. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of each Fund, which are available in each Funds’ Annual and Semi-Annual Reports to Shareholders.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization

The unaudited pro forma information has been prepared to give effect to the Reorganization, as of the period indicated below.

	Shelton Tactical Credit Fund				Cedar Ridge Unconstrained Credit Fund				Combined Pro Forma
Security Description	Par Value	Rate	Maturity	Value	Par Value/Shares	Rate	Maturity	Value	Par Value/Shares	Rate	Maturity	Value

Bank Loans
SquareTwo Financial Corp*, 1, 2, 3, 4, 5	$-	-	-	$-	$368,837	11.000% (US LIBOR + 1,000 bp)	5/24/2019	$-	$368,837	11.000%	5/14/2019	$-
Common Stocks
Energy
CHC Group LLC*, 3, 6, 8	-	-	-	-	6,978	-	-	52,335	6,978	-	-	52,335
Midstates Petroleum Co Inc *, 8	-	-	-	-	349	-	-	2,516	349	-	-	2,516
Total Common Stocks								54,851				54,851

Corporate Debt

Basic Materials
CF Industries Inc [8,10]	$-	-	-	-	$1,500,000	4.500%	12/1/2026	1,472,421	$1,500,000	4.500%	12/1/2026	1,472,421
Ferroglobe PLC / Globe Specialty Metals Inc [6,7,8,10]	-	-	-	-	1,000,000	9.380%	3/1/2022	1,046,250	1,000,000	9.380%	3/1/2022	1,046,250
Kaiser Aluminum Corp [7,8]	-	-	-	-	500,000	5.880%	5/15/2024	500,625	500,000	5.880%	5/15/2024	500,625
Perstorp Holding AB [6,7,8,10]	-	-	-	-	1,000,000	8.500%	6/30/2021	1,037,500	1,000,000	8.500%	6/30/2021	1,037,500
Rain CII Carbon LLC / CII Carbon Corp[7,8,10]	-	-	-	-	1,000,000	7.250%	4/1/2025	1,007,500	1,000,000	7.250%	4/1/2025	1,007,500
Total Basic Materials								5,064,296				5,064,296

Communications
CenturyLink Inc	250,000	7.500%	04/01/2024	241,250	-	-	-	-	250,000	7.500%	4/1/2024	241,250
Clear Channel Worldwide Holdings Inc [7,8]	-	-	-	-	1,000,000	6.500%	11/15/2022	1,015,200	1,000,000	6.500%	11/15/2022	1,015,200
CSC Holdings LLC	2,000,000	7.500%	04/01/2028	1,995,000	-	-	-	-	2,000,000	7.500%	4/1/2028	1,995,000
Gogo Inc [8,9]	-	-	-	-	1,500,000	3.750%	3/1/2020	1,402,785	1,500,000	3.750%	3/1/2020	1,402,785
Lee Enterprises Inc [7,8,10]	-	-	-	-	1,500,000	9.500%	3/15/2022	1,546,875	1,500,000	9.500%	3/15/2022	1,546,875
Total Communications				2,236,250				3,964,860				6,201,110

Consumer, Cyclical
Allison Transmission Inc [7,8,10]	-	-	-	-	1,500,000	5.000%	10/1/2024	1,455,930	1,500,000	5.000%	10/1/2024	1,455,930
BCD Acquisition Inc	1,000,000	9.625%	09/15/2023	1,027,500	-	-	-	-	1,000,000	9.625%	09/15/2023	1,027,500
General Motors Co [8]	-	-	-	-	500,000	6.250%	10/2/2043	478,520	500,000	6.250%	10/2/2043	478,520
General Motors Co [8]	-	-	-	-	750,000	5.200%	4/1/2045	649,392	750,000	5.200%	4/1/2045	649,392
Golden Nugget Inc	2,000,000	6.750%	10/15/2024	1,885,000	-	-	-	-	2,000,000	6.750%	10/15/2024	1,885,000
JC Penney Corp Inc [7,8,10]	-	-	-	-	1,500,000	5.880%	7/1/2023	1,297,500	1,500,000	5.880%	7/1/2023	1,297,500
Rite Aid Corp [7,8,10]	-	-	-	-	2,000,000	6.130%	4/1/2023	1,698,750	2,000,000	6.130%	4/1/2023	1,698,750
Scientific Games International Inc	1,500,000	10.000%	12/01/2022	1,522,500	-	-	-	-	1,500,000	10.000%	12/01/2022	1,522,500
The Bon-Ton Department Stores Inc*, 2, 7, 8	-	-	-	-	5,000,000	8.000%	6/15/2021	337,500	5,000,000	8.000%	6/15/2021	337,500
The Gap Inc [7,8]	-	-	-	-	1,500,000	5.950%	4/12/2021	1,548,573	1,500,000	5.950%	4/12/2021	1,548,573
Total Consumer, Cyclical				4,435,000				7,466,165				11,901,165

Consumer, Non-Cyclical
Ashtead Capital Inc [7,8,10]	-	-	-	-	1,000,000	4.380%	8/15/2027	919,700	1,000,000	4.380%	8/15/2027	919,700
DJO Finance LLC / DJO Finance Corp	1,500,000	8.125%	06/15/2021	1,545,000	-	-	-	-	1,500,000	8.125%	06/15/2021	1,545,000
Herc Rentals Inc	803,000	7.500%	06/01/2022	833,113	-	-	-	-	803,000	7.500%	06/01/2022	833,113
Kinetic Concepts Inc / KCI USA Inc	1,500,000	12.500%	11/01/2021	1,605,000	-	-	-	-	1,500,000	12.500%	11/01/2021	1,605,000
Montefiore Obligated Group [8]	-	-	-	-	1,000,000	5.250%	11/1/2048	952,431	1,000,000	5.250%	11/1/2048	952,431
Total Consumer, Non-Cyclical				3,983,113				1,872,131				5,855,244

Energy
Calumet Specialty Products Partners LP / Calumet Finance Corp [7,8]	-	-	-	-	1,500,000	6.500%	4/15/2021	1,440,000	1,500,000	6.500%	4/15/2021	1,440,000
CHC Group LLC / CHC Finance Ltd*, 6, 8, 9	-	-	-	-	1,000,000	0.000%	10/1/2020	950,000	1,000,000	0.000%	10/1/2020	950,000
Energy Transfer Operating LP [7,8,11,12]	-	-	-	-	1,000,000	6.630%	1/0/1900	920,000	1,000,000	6.630%	1/0/1900	920,000
EP Energy LLC / Everest Acquisition Finance Inc [7,8,10]	-	-	-	-	1,500,000	9.380%	5/1/2024	1,140,000	1,500,000	9.380%	5/1/2024	1,140,000
Midstates Petroleum Co Inc / Midstates Petroleum Co LLC*, 2, 3, 4, 8	-	-	-	-	750,000	9.250%	6/1/2021	-	750,000	9.250%	6/1/2021	-
NGPL PipeCo LLC [8,10]	-	-	-	-	1,500,000	7.770%	12/15/2037	1,755,000	1,500,000	7.770%	12/15/2037	1,755,000
Transocean Proteus Ltd [6,7,8,10]	-	-	-	-	1,275,000	6.250%	12/1/2024	1,270,219	1,275,000	6.250%	12/1/2024	1,270,219
Total Energy				-				7,475,219				7,475,219

Financial
Ally Financial Inc [8]	-	-	-	-	1,000,000	8.000%	11/1/2031	1,202,500	1,000,000	8.000%	11/1/2031	1,202,500
Icahn Enterprises Finance Corp	1,250,000	6.375%	12/15/2025	1,203,125	-	-	-	-	1,250,000	6.375%	12/15/2025	1,203,125
Icahn Enterprises Finance Corp	1,250,000	6.750%	02/01/2024	1,237,500	-	-	-	-	1,250,000	6.750%	02/01/2024	1,237,500
JFIN Co-Issuer Corp	750,000	7.250%	08/15/2024	693,750	-	-	-	-	750,000	7.250%	08/15/2024	693,750
JFIN Co-Issuer Corp	1,000,000	7.500%	04/15/2021	997,500	-	-	-	-	1,000,000	7.500%	04/15/2021	997,500
Kimco Realty Corp [7,8]	-	-	-	-	1,000,000	4.250%	4/1/2045	866,222	1,000,000	4.250%	4/1/2045	866,222
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC [7,8]	-	-	-	-	500,000	8.250%	10/15/2023	471,250	500,000	8.250%	10/15/2023	471,250
Total Financial				4,131,875				2,539,972				6,671,847

Industrials
Eletson Holdings Inc / Eletson Finance US LLC / Agathonissos Finance LLC [6,7,8,11]	-	-	-	-	548,153	9.630%	1/15/2022	224,743	548,153	9.630%	1/15/2022	224,743

Technology
Banff Merger Sub Inc	1,500,000	9.750%	09/01/2026	1,372,500	-	-	-	-	1,500,000	9.750%	09/01/2026	1,372,500
Rackspace Hosting Inc [7,8,10]	-	-	-	-	1,000,000	8.630%	11/15/2024	940,000	1,000,000	8.630%	11/15/2024	940,000
				1,372,500				940,000				2,312,500
Utilities
Texas Competitive Electric Holdings Co LLC / TCEH Finance Inc*, 2, 3, 8, 10	-	-	-	-	1,000,000	11.500%	10/1/2020	4,000	1,000,000	11.500%	10/1/2020	4,000
Total Corporate Debt				16,158,738				29,551,386				45,710,124

Municipal Bonds

Airports
New Jersey Economic Development Authority [7,8]	-	-	-	-	2,275,000	5.250%	9/15/2029	2,437,845	2,275,000	5.250%	9/15/2029	2,437,845
New York Transportation Development Corp [7,8]	-	-	-	-	1,300,000	5.250%	1/1/2050	1,368,094	1,300,000	5.250%	1/1/2050	1,368,094
San Francisco City & County Airport Comm-San Francisco International Airport [7,8,11]	-	-	-	-	2,900,000	1.380%	5/1/2030	2,900,000	2,900,000	1.380%	5/1/2030	2,900,000
Total Airports				-				6,705,939				6,705,939

Development
Brooklyn Arena Local Development Corp [7,8]	-	-	-	-	1,850,000	5.000%	7/15/2042	1,959,594	1,850,000	5.000%	7/15/2042	1,959,594
California Pollution Control Financing Authority [8,10]	-	-	-	-	3,100,000	8.000%	7/1/2039	3,279,831	3,100,000	8.000%	7/1/2039	3,279,831
Clayton County Development Authority [7,8]	-	-	-	-	1,000,000	8.750%	6/1/2029	1,088,720	1,000,000	8.750%	6/1/2029	1,088,720
Louisiana Local Government Environmental Facilities & Community Development Authority [7,8]	-	-	-	-	1,000,000	6.500%	11/1/2035	1,072,190	1,000,000	6.500%	11/1/2035	1,072,190
Mississippi Development Bank [7,8]	-	-	-	-	2,235,000	6.880%	12/1/2040	2,622,974	2,235,000	6.880%	12/1/2040	2,622,974
Ohio Water Development Authority*, 2, 8, 11	-	-	-	-	1,555,000	4.000%	6/3/2019	1,104,050	1,555,000	4.000%	6/3/2019	1,104,050
Public Finance Authority [7,8,10]	-	-	-	-	1,000,000	6.380%	1/1/2048	1,007,820	1,000,000	6.380%	1/1/2048	1,007,820
Total Development				-				12,135,179				12,135,179

General
M-S-R Energy Authority [8]	-	-	-	-	1,000,000	6.130%	11/1/2029	1,209,410	1,000,000	6.130%	11/1/2029	1,209,410
M-S-R Energy Authority [8]	-	-	-	-	1,000,000	6.130%	11/1/2029	1,209,410	1,000,000	6.130%	11/1/2029	1,209,410
New York City Transitional Finance Authority Future Tax Secured Revenue [7,8,11]	-	-	-	-	4,000,000	1.680%	5/1/2034	4,000,000	4,000,000	1.680%	5/1/2034	4,000,000
Public Authority for Colorado Energy [8]	-	-	-	-	1,675,000	6.500%	11/15/2038	2,198,789	1,675,000	6.500%	11/15/2038	2,198,789
Puerto Rico Public Finance Corp*, 2, 7, 8	-	-	-	-	400,000	5.500%	8/1/2031	21,000	400,000	5.500%	8/1/2031	21,000
Total General				-				8,638,609				8,638,609

General Obligation
City of New York NY [7,8,11]	-	-	-	-	4,000,000	1.600%	4/1/2042	4,000,000	4,000,000	1.600%	4/1/2042	4,000,000
County of Clark NV [7,8,11]	-	-	-	-	3,000,000	1.640%	7/1/2027	3,000,000	3,000,000	1.640%	7/1/2027	3,000,000
				-				7,000,000				7,000,000
Higher Education
New York State Dormitory Authority [7,8]	-	-	-	-	200,000	5.000%	7/1/2031	223,998	200,000	5.000%	7/1/2031	223,998

Medical
County of Utah UT [7,8,11]	-	-	-	-	4,000,000	1.640%	5/15/2051	4,000,000	4,000,000	1.640%	5/15/2051	4,000,000
Illinois Development Finance Authority [7,8,11]	-	-	-	-	4,000,000	1.600%	5/1/2031	4,000,000	4,000,000	1.600%	5/1/2031	4,000,000
Westchester County Local Development Corp [7,8]	-	-	-	-	1,000,000	5.000%	11/1/2046	1,038,240	1,000,000	5.000%	11/1/2046	1,038,240
				-				9,038,240				9,038,240
Multi-Family Housing
New York City Housing Development Corp [7,8,11]	-	-	-	-	4,000,000	1.600%	4/15/2035	4,000,000	4,000,000	1.600%	4/15/2035	4,000,000

Power
Puerto Rico Electric Power Authority*,2, 7, 8	-	-	-	-	865,000	5.000%	7/1/2042	549,275	865,000	5.000%	7/1/2042	549,275
Puerto Rico Electric Power Authority*,2, 7, 8	-	-	-	-	925,000	5.250%	7/1/2040	589,688	925,000	5.250%	7/1/2040	589,688
Puerto Rico Electric Power Authority*, 2, 7,8	-	-	-	-	1,290,000	5.000%	7/1/2029	819,150	1,290,000	5.000%	7/1/2029	819,150
Total Power				-				1,958,113				1,958,113

Tobacco Settlement
Children's Trust Fund*, 2, 7, 8	-	-	-	-	13,000,000	0.000%	5/15/2020	1,585,350	13,000,000	0.000%	5/15/2020	1,585,350
Michigan Tobacco Settlement Finance Authority [8]	-	-	-	-	1,310,000	7.310%	6/1/2034	1,299,441	1,310,000	7.310%	6/1/2034	1,299,441
				-				2,884,791				2,884,791
Transportation
Buffalo & Fort Erie Public Bridge Authority [7,8]	-	-	-	-	1,300,000	5.000%	1/1/2047	1,416,168	1,300,000	5.000%	1/1/2047	1,416,168
Foothill-Eastern Transportation Corridor Agency [7,8]	-	-	-	-	1,650,000	6.000%	1/15/2049	1,881,594	1,650,000	6.000%	1/15/2049	1,881,594
Kentucky Public Transportation Infrastructure Authority [7,8]	-	-	-	-	500,000	5.750%	7/1/2049	536,205	500,000	5.750%	7/1/2049	536,205
Texas Private Activity Bond Surface Transportation Corp [7,8]	-	-	-	-	500,000	7.000%	12/31/2038	578,085	500,000	7.000%	12/31/2038	578,085
Texas Private Activity Bond Surface Transportation Corp [7,8]	-	-	-	-	1,530,000	6.750%	6/30/2043	1,745,485	1,530,000	6.750%	6/30/2043	1,745,485
Virginia Small Business Financing Authority [7,8]	-	-	-	-	1,200,000	5.500%	1/1/2042	1,279,584	1,200,000	5.500%	1/1/2042	1,279,584
Virginia Small Business Financing Authority [7,8]	-	-	-	-	750,000	5.000%	12/31/2052	783,720	750,000	5.000%	12/31/2052	783,720
				-				8,220,841				8,220,841

Utilities
Orlando Utilities Commission [7,8,11]	-	-	-	-	4,000,000	1.620%	10/1/2033	4,000,000	4,000,000	1.620%	10/1/2033	4,000,000

Water
County of Jefferson AL Sewer Revenue[7,8]	-	-	-	-	1,100,000	0.000%	10/1/2046	935,759	1,100,000	0.000%	10/1/2046	935,759
County of Jefferson AL Sewer Revenue[7,8]	-	-	-	-	2,500,000	6.500%	10/1/2053	2,893,875	2,500,000	6.500%	10/1/2053	2,893,875
New York City Water & Sewer System[7,8,11]	-	-	-	-	4,000,000	1.650%	6/15/2049	4,000,000	4,000,000	1.650%	6/15/2049	4,000,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority*, 2, 7, 8	-	-	-	-	1,955,000	5.750%	7/1/2037	1,832,812	1,955,000	5.750%	7/1/2037	1,832,812
Total Water				-				9,662,446				9,662,446

Total Municipal Bonds				-				74,468,156				74,468,156

Rights
Vistra Energy Corp	-	-	-	-	17,126	-	-	13,444	17,126	-	-	13,444

Warrants
Midstates Petroleum Co Inc*, 3, 4, 8	-	-	-	-	2,477	-	6/1/2021	-	2,477	-	6/1/2021	-

Short-Term Investments
Fidelity Investments Money Market Funds Government Portfolio - Institutional Class[13]	-	-	-	-	5,241,792	2.030%	-	5,279,706	5,241,792	2.030%	-	5,279,706

Total Investments				16,158,738				109,367,543				125,526,281
Other Net Assets				23,173,878				(31,128,045)				(8,029,167)
Net Assets				$39,332,616				$78,239,498				$117,497,114

Securities Sold Short

Corporate Debt

Basic Materials
INEOS Group Holdings SA [6,7,10]	-	-	-	-	(1,500,000)	5.630%	8/1/2024	(1,432,500)	(1,500,000)	5.630%	8/1/2024	(1,432,500)

Communications
AT&T Inc [7]	-	-	-	-	(1,000,000)	4.750%	5/15/2046	(863,508)	(1,000,000)	4.750%	5/15/2046	(863,508)
Netflix Inc	-	-	-	-	(1,000,000)	5.880%	2/15/2025	(1,016,350)	(1,000,000)	5.880%	2/15/2025	(1,016,350)
Viacom Inc [7]	-	-	-	-	(1,500,000)	4.250%	9/1/2023	(1,497,646)	(1,500,000)	4.250%	9/1/2023	(1,497,646)
Walt Disney Co/The	-	-	-	-	(1,000,000)	1.850%	7/30/2026	(869,281)	(1,000,000)	1.850%	7/30/2026	(869,281)
Total Communications				-				(4,246,785)				(4,246,785)

Consumer, Cyclical
Brinker International Inc [7,10]	-	-	-	-	(1,000,000)	5.000%	10/1/2024	(940,000)	(1,000,000)	5.000%	10/1/2024	(940,000)
Carvana Co [7,10]	-	-	-	-	(1,000,000)	8.880%	10/1/2023	(945,000)	(1,000,000)	8.880%	10/1/2023	(945,000)
Ford Motor Co	-	-	-	-	(1,000,000)	4.750%	1/15/2043	(786,678)	(1,000,000)	4.750%	1/15/2043	(786,678)
Kohl's Corp [7]	-	-	-	-	(1,000,000)	3.250%	2/1/2023	(960,183)	(1,000,000)	3.250%	2/1/2023	(960,183)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp [7,10]	-	-	-	-	(1,000,000)	5.500%	3/1/2025	(951,250)	(1,000,000)	5.500%	3/1/2025	(951,250)
Total Consumer, Cyclical				-				(4,583,111)				(4,583,111)

Consumer, Non-Cyclical
CVS Health Corp [7]	-	-	-	-	(1,000,000)	3.500%	7/20/2022	(988,833)	(1,000,000)	3.500%	7/20/2022	(988,833)
Edgewell Personal Care Co	-	-	-	-	(1,500,000)	4.700%	5/24/2022	(1,458,750)	(1,500,000)	4.700%	5/24/2022	(1,458,750)
Keurig Dr Pepper Inc [7,10]	-	-	-	-	(1,500,000)	4.990%	5/25/2038	(1,445,781)	(1,500,000)	4.990%	5/25/2038	(1,445,781)
LifePoint Health Inc [7]	-	-	-	-	(1,500,000)	5.880%	12/1/2023	(1,571,250)	(1,500,000)	5.880%	12/1/2023	(1,571,250)
Total Consumer, Non-Cyclical				-				(5,464,614)				(5,464,614)

Financial
Citigroup Inc	-	-	-	-	(1,000,000)	3.400%	5/1/2026	(938,585)	(1,000,000)	3.400%	5/1/2026	(938,585)
Navient Corp	-	-	-	-	(1,500,000)	5.880%	10/25/2024	(1,413,750)	(1,500,000)	5.880%	10/25/2024	(1,413,750)
Synchrony Financial [7]	-	-	-	-	(1,000,000)	4.500%	7/23/2025	(947,801)	(1,000,000)	4.500%	7/23/2025	(947,801)
Total Financial				-				(3,300,136)				(3,300,136)

Industrial
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC [7]	-	-	-	-	(484,554)	5.750%	10/15/2020	(484,554)	(484,554)	5.750%	10/15/2020	(484,554)

Technology
Apple Inc	-	-	-	-	(750,000)	4.450%	5/6/2044	(749,674)	(750,000)	4.450%	5/6/2044	(749,674)

Total Corporate Debt				-				(20,261,374)				(20,261,374)

U.S. Treasury Securities

U.S. Treasury Bond
	-	-	-	-	(7,000,000)	3.000%	2/15/2047	(6,488,944)	(7,000,000)	3.000%	2/15/2047	(6,488,944)

U.S. Treasury Notes
	-	-	-	-	(7,000,000)	1.750%	6/30/2022	(6,706,875)	(7,000,000)	1.750%	6/30/2022	(6,706,875)
	-	-	-	-	(6,000,000)	2.250%	2/15/2027	(5,617,500)	(6,000,000)	2.250%	2/15/2027	(5,617,500)
	-	-	-	-	(2,000,000)	2.250%	1/31/2024	(1,926,876)	(2,000,000)	2.250%	1/31/2024	(1,926,876)
Total U.S. Treasury Notes				-				(14,251,251)				(14,251,251)

U.S. Treasury Securities				-				(20,740,195)				(20,740,195)
Total Securities Sold Short				$-				$(41,001,569)				$(41,001,569)

LP – Limited Partnership

PLC – Public Limited Company

*	Non-income producing security.
1	Floating rate security.
2	Security is in default.
3	Illiquid security represents 0.07% of Net Assets. The total value of these securities is $56,335.
4	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $0.
5	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
6	Foreign security denominated in U.S. Dollars.
7	Callable.
8	All or a portion of this security is segregated as collateral for securities sold short.
9	Convertible security.
10	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $26,589,827 which represents 34.0% of Net Assets.
11	Variable rate security.
12	Perpetual security. Maturity date is not applicable.
13	The rate is the annualized seven-day yield at period end.

Statement of Assets & Liabilities	Cedar Ridge Unconstrained Credit Fund	Shelton Tactical Credit Fund	Pro Forma Adjustment	Shelton Tactical Credit Pro Forma Combined
Assets
Investments in securities
Cost of investments	$112,247,688	$16,448,575	$-	$128,696,263
Market value of investments (Note 1)	109,367,543	16,158,738	-	125,526,281
Cash	1,018,126	23,177,752	-	24,195,878
Cash deposited with brokers for securities sold short	6,017,678	-	-	6,017,678
Securities sold receivable	2,168,731	-	-	2,168,731
Interest receivable	1,264,772	283,247	-	1,548,019
Dividend receivable	-	1,373	-	1,373
Receivable from investment advisor	-	10,515	-	10,515
Receivable for fund shares sold	20,000	-	-	20,000
Prepaid expenses	19,259	752	-	20,011
Total assets	$119,876,109	$39,632,377	$-	$159,508,486

Liabilities
Securities sold short, at value (proceeds $43,409,984)	41,001,569	-	-	41,001,569
Payables and other liabilities
Payable for fund shares repurchased	-	200,376	-	200,376
Payable to investment advisor	64,577	43,454	-	108,031
Distributions payable	-	9,417	-	9,417
Interest on securities sold short	389,857	-	-	389,857
Accrued 12b-1 fees	2,476	8,367	-	10,843
Accrued administration fees	-	3,709	-	3,709
Accrued audit fees	15,020	23,033	-	38,053
Accrued CCO fees	2,999	825	-	3,824
Accrued custody fees	7,518	267	-	7,785
Accrued interest expense	78,473	-	-	78,473
Accrued expenses	25,805	1,825	-	27,630
Accrued fund accounting fees	18,106	2,667	-	20,773
Accrued printing fees	-	3,734	-	3,734
Accrued reorganization fees	-	-	75,000	75,000
Accrued shareholder servicing fees	11,668	-	-	11,668
Accrued transfer agent fees	11,688	1,638	-	13,326
Accrued trustee fees	109	449	-	558
Trustees' deferred compensation (Note 3)	6,746	-	-	6,746
Total liabilities	41,636,611	299,761	75,000	42,011,372

Net assets	$78,239,498	$39,332,616	$(75,000)	$117,497.114

Net assets at December 31, 2018 consist of
Paid-in capital	77,695,550	43,741,424	-	121,436,974
Distributable earnings/(loss)	543,948	(4,408,808)	(75,000)	(3,939,860)
Total net assets	$78,239,498	$39,332,616	$(75,000)	$117,497,114

Net assets
Institutional Shares	$66,195,640	$18,670,519	$(54,137)	$84,812,022
Investor Shares	$12,043,858	$20,662,097	$(20,863)	$32,685,092

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	6,034,429	1,926,480	791,622 (a)	8,752,531
Investor Shares (no par value, unlimited shares authorized)	1,098,644	2,133,983	143,932 (a)	3,376,559

Net asset value per share
Direct or Institutional Shares	$10.97	$9.69		$9.69
Investor Shares	$10.96	$9.68		$9.68

(a) Reflects adjustment of shares as a result of the reorganization.

Statement of Operations	Cedar Ridge Unconstrained Credit Fund	Shelton Tactical Credit Fund	Pro Forma Adjustment		Shelton Tactical Credit Pro Forma Combined
Investment income
Interest income	$4,943,386	$2,400,766	$-		$7,344,152
Dividend income	41,285	45,189	-		86,474
Other Income	-	43	-		43
Total	4,984,671	2,445,998	-		7,430,669

Expenses
Interest on securities sold short	1,749,381	-	-		1,749,381
Interest expense	954,448	-	-		954,448
Shareholder servicing fees	76,059	-	-		76,059
Trustees' fees and expenses	14,654	4,817	(14,114)		5,357
Management fees	760,135	427,466	187,115	(a)	1,374,716
Administration fees	-	36,551	81,021	(a)	117,572
Transfer agent fees	54,825	4,462	(16,472	)(b)	42,815
Accounting services	163,310	29,378	(145,265	)(b)	47,423
Custodian fees	20,763	5,545	(15,018	)(b)	11,290
Legal and audit fees	36,500	27,219	(19,872	)(b)	43,847
CCO fees	14,507	5,173	(1,938	)(b)	17,742
Insurance	4,909	255	4,114	(a)	9,278
Printing	29,499	10,648	(16,221	)(b)	23,926
Reorganization expense	-	-	75,000	(a)	75,000
Registration and dues	46,651	49,537	(76,814	)(b)	19,374
12b-1 fees Investor Shares	36,695	43,343	-		80,038
Miscellaneous expense	9,171	-	-		9,171
Total expenses	3,971,507	644,394	41,536		4,657,437
Less reimbursement from manager	(168,854)	(76,454)	4,948	(c)	(240,360)
Fees paid indirectly	(5,540)	-	-		(5,540)
Net expenses	3,797,113	567,940	46,484		4,411,537
Net investment income	1,187,558	1,878,058	(46,484)		3,019,132

Realized and unrealized gain/(loss) on investments
Net realized gain/(loss) from security transactions	789,023	(2,247,740)	-		(1,458,717)
Change in unrealized appreciation/(depreciation) of investments	1,647,112	(1,058,462)	-		588,650
Net realized and unrealized gain/(loss) on investments	2,436,135	(3,306,202)	-		(870,067)
Net increase/(decrease) in net assets resulting from operations	$3,623,693	$(1,428,144)	$(46,484)		$2,149,065

(a) Reflects an anticipated expense increase as a result of the Reorganization.

(b) Reflects an anticipated expense decrease as a result of the Reorganization.

(c) The adjustment is based on the current expense limitation agreement for the surviving fund.

Basis of Pro Forma. The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Acquired Fund and the Acquiring Fund are each a series of a registered open-end management investment company that issues its shares in separate series. The Reorganization will be accomplished by the acquisition of all of the assets of the Acquired Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund shareholders in complete liquidation of the Acquired Fund. The table below shows the Investor Class and Institutional Class shares that Acquired Fund shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Acquired Fund Share Class		Acquiring Fund Share Class
Acquired Fund	Shares Exchanged	Acquiring Fund
Investor Class	1,242,576	Investor Class
Institutional Class	6,826,051	Institutional Class

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-Reorganization periods will not be restated. All securities held by the Acquired Fund comply with investment objectives, strategies and restrictions of the Acquiring Fund at period ended date in Note 1. The distribution represents the Acquired Fund’s final required distribution before consummation of the Reorganization and will be taxable to Acquired Fund shareholders.

Note 2 – Net Assets

The table below shows the net assets of Investor Class shares of the Acquiring Fund and the Acquired Fund and pro forma combined net assets as of the date indicated.

Fund	Net Assets	As-of-Date
Acquired Fund (Investor Class)	$12,043,858	October 31, 2018
Acquiring Fund (Investor Class)	$20,662,097	December 31, 2018
Acquiring Fund (Pro Forma Combined Investor Class)	$32,685,092	December 31, 2018

The table below shows the net assets of Institutional Class shares of the Acquiring Fund and the Acquired Fund and pro forma combined net assets as of the date indicated.

Fund	Net Assets	As-of-Date
Acquired Fund (Institutional Class)	$66,195,640	October 31, 2018
Acquiring Fund (Institutional Class)	$18,670,519	December 31, 2018
Acquiring Fund (Pro Forma Combined Institutional Class)	$84,812,022	December 31, 2018

Note 3 – Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating the daily net asset values of the Funds and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates and such estimates do not include adjustments for other expenses or economies of scale. Further, no portfolio repositioning of either Acquired or Acquiring Fund is expected to occur as a result of the Reorganization.

Acquiring Fund Expense Category	Increase (Decrease) in Expense	Basis Point (bp) Effect
Advisory agreement fees	$187,115	16 bps
Service agreement fees	$(145,579)	12 bps

Note 4 – Reorganization Costs

The first $75,000 of costs associated with the Reorganization, including among others, legal, accounting, printing and mailing shall be paid by the Acquired Fund. Shelton Capital Management will bear any such costs above $75,000. The pro forma financial information has been adjusted for any costs related to the Reorganization.

Note 5 - Accounting Survivor

The Acquired Fund will be the accounting and performance survivor. The surviving fund will have the same or similar portfolio management team, investment strategies, investment objectives, expense structure, and policies/ restrictions of the Acquired Fund.

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of SCM Trust, as filed on August 5, 2016, which information is incorporated herein by reference (Accession No. 0001398344-16-016200).

Item 16. Exhibits

(1) Amended and Restated Agreement and Declaration of Trust dated September 21, 2011, incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of SCM Trust, as filed on September 22, 2011 (Accession No. 0001398344-11-002188).

(2) Amended and Restated By-Laws dated June 12, 2011, incorporated by reference to the initial Registration Statement on Form N-1A of SCM Trust, as filed on August 4, 2011 (Accession No. 0001398344-11-001713).

(3) Inapplicable.

(4) Form of Agreement and Plan of Reorganization dated _______, 2019, filed herewith.

(5) Instruments defining rights of security holders. Reference is made to Article V of the Amended and Restated Declaration of Trust dated September 21, 2011, which is incorporated by reference to Exhibits (1) hereto, and to Article III of the Amended and Restated By-Laws dated June 12, 2011, which are incorporated by reference as Exhibit (2) hereto.

(6) Investment Advisory Agreement between SCM Trust and CCM Partners, LP d/b/a Shelton Capital Management, dated October 11, 2016, incorporated by reference to SCM Trust N-14 filed on March 13, 2018 (Accession No. 0001398344-18-004150).

(7) Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018, incorporated by reference to SCM Trust N-14 filed on March 13, 2018 (Accession No. 0001398344-18-004150).

(8) Inapplicable.

(9) (a) Custody Agreement between SCM Trust, formerly known as Shelton Greater China Fund, and U.S. Bank, dated May 17, 2013, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of SCM Trust, as filed on April 29, 2014 (Accession No. 0001398344-14-002376).

(9) (b) First Amendment to Custody Agreement dated August 19, 2016, incorporated by reference to SCM Trust N-14 filed on March 13, 2018 (Accession No. 0001398344-18-004150).

(9) (c) Second Amendment to Custody Agreement dated December 12, 2017, incorporated by reference to SCM Trust N-14 filed on March 13, 2018 (Accession No. 0001398344-18-004150).

(10) (a) Share Marketing Plan, incorporated by reference to SCM Trust Form N-14 filed on July 27, 2016 (Accession No. 0001398344-16-015634).

(10)(b) Multiple Class Plan (Rule 18f-3 Plan), incorporated by reference to SCM Trust Form N-14 filed on July 27, 2016 (Accession No. 0001398344-16-015634).

(11) Opinion of Counsel as to the legality of securities being offered, filed herewith.

(12) Form of Opinion of Counsel as to Tax Matters, filed herewith.

(13) (a) Form of Administration Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of SCM Trust, as filed on September 22, 2011 (Accession No. 0001398344-11-002188).

(13) (b) Fund Services Agreement between SCM Trust and Gemini Fund Services, LLC, as amended March 21, 2017, incorporated by reference to SCM Trust N-14 filed on March 13, 2018 (Accession No. 0001398344-18-004150).

(14) Accountant’s Consents, filed herewith.

(15) Inapplicable.

(16) Powers of Attorney, filed herewith.

(17) Inapplicable.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file in a post-effective amendment to this registration statement a final tax opinion promptly subsequent to the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Denver, and the State of Colorado, on the 1st day of April, 2019.

SCM Trust

(Registrant)

SCM Trust

By /s/ Stephen C. Rogers
Stephen C. Rogers, President

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers	Chairman of the Board, Trustee and Principal Executive Officer	April 1, 2019
Stephen C. Rogers

/s/ Kevin T. Kogler*	Trustee	April 1, 2019
Kevin T. Kogler

/s/ Marco Quazzo*	Trustee	April 1, 2019
Marco Quazzo

/s/ Stephen H. Sutro*	Trustee	April 1, 2019
Stephen H. Sutro

/s/ William P. Mock	Principal Financial and Accounting Officer	April 1, 2019
William P. Mock

*	Signed by Stephen C. Rogers pursuant to Powers of Attorney dated February 14, 2019, filed herewith.

Index of Exhibits

(4)	Form of Agreement and Plan of Reorganization
(11)	Opinion of Counsel as to the legality of securities being offered
(12)	Form of Opinion of Counsel as to Tax Matters
(14)	Accountant’s Consents
(16)	Powers of Attorney